Redacted portions have been marked with asterisks (****). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                                          CONFIDENTIAL TREATMENT
                                                                   EXHIBIT 10.25

                                                                  EXECUTION COPY

                          CAPACITY PURCHASE AGREEMENT

     THIS CAPACITY PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is entered into as of January 5, 1998, between WILLIAMS COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Grantor") and INTERMEDIA COMMUNICATIONS INC. a corporation organized and existing under the laws of the State of Delaware (the "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Grantor owns the System (as defined herein);

     WHEREAS, additional construction of the System by the Grantor is planned and will be completed pursuant to the Network Deployment Plan (as defined herein and as agreed to by the Purchaser and the Grantor in accordance with the terms hereof); and

     WHEREAS, the Purchaser desires to acquire rights with respect to the Adjusted Purchased Capacity (as defined herein) on a non-cancelable indefeasible right of use basis in fiber ("IRU") on the System;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual convenants contained herein, covenant and agree with each other as follows:

          Section 1. Attachments and Definitions

     1.1 Attachments. (a) The following schedules are attached hereto and are incorporated herein:

   Schedule 1 Purchased Capacity, Associated Pricing, Service Intervals and System Performance Standards;

   Schedule 2       Network Deployment Plan;

   Schedule 5       Management Fee.

     (b) The parties hereto agree that, subject to each party's reasonable agreement with the terms and contents of each of the following schedules and exhibits, such schedules and exhibits shall, within thirty (30) days of the Execution Date, be attached hereto and incorporated herein:

   Schedule 3       Grantor Cities and Location of Grantor POPs;

   Schedule 4       Collection Agreement and Collection Service Order;

   Exhibit A        Backbone Agreements (including each associated Assignment
                    and Assumption Agreements and Assigned Circuits;

   Exhibit B        Form of Service Order;

   Exhibit C        Form of Letter of Agency.

     1.2 Defined Terms. As used in this Agreement, the terms listed in this
Section 1.2 shall have the respective meanings set forth in this Section 1.2.

     "Acknowledgment": as defined in Section 6.1(a) hereof.

     "Actual Start Date": as defined in Section 6.1(b) hereof.

     "Adjusted Purchased Capacity": the sum of Purchased Capacity and additional Capacity purchased as Required Capacity on the System pursuant to the terms of this Agreement.

     "Affiliate": of any Person means any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise. With respect to the Grantor, "Affiliate" means any Person which may be consolidated with the Grantor for financial reporting purposes.

     "Agreement": as defined in the preamble hereof.

     "Ancillary Services": as defined in Section 7.1(c) hereof.

     "Annual Commitment": as defined in Section 2.3(b) hereof.

     "Annual Period": as defined in Section 2.3(b) hereof.

     "Appraisal Procedure": means a procedure, initiated at the election of the Purchaser, whereby an independent appraiser is selected by the Purchaser (the "Purchaser Appraiser") to determine the market rate for Material Capacity. Upon the Purchaser Appraiser's determination of the market rate for Material Capacity, the Purchaser shall give the Grantor written notice of the rate so determined by the Purchaser Appraiser. In the event that the Grantor declines to accept the Purchaser Appraiser's determination of the market rate for Material Capacity and to recalculate the Rates in accordance with Section 3.3(b) on the basis of such rate, the Grantor shall, within ten (10) days of its receipt of the foregoing notes from the Purchaser, select its own independent appraiser (the "Grantor Appraiser") to determine the market rate for Material Capacity. The Grantor Appraiser shall have thirty (30) days to make its determination of the market rate for Material Capacity. Upon the Grantor's receipt of the Grantor Appraiser's determination of the market rate for Material Capacity, the Grantor shall forward such determination to the Purchaser. In the event that there is a discrepancy between the rates determined by each appraiser, the Purchaser and the Grantor shall select a mutually agreeable licensed arbitrator with knowledge of the telecommunications industry (the "Arbitrator") to make a third determination of the market rate for Material Capacity. The Arbitrator shall then, within thirty (30) days of his or her selection and without reference
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                                                                            3


to the rates determined by the Purchaser Appraiser or the Grantor Appraiser, independently determine the market rate for Material Capacity. Upon the Arbitrator's determination of the market rate for Material Capacity, the Arbitrator shall compare the rate that he or she determined with that of the rates determined by each of the Purchaser Appraiser and the Grantor Appraiser. The new market rate shall then be deemed to be the rate of either the Purchaser Appraiser or the Grantor Appraiser depending on which such rate is closest to that determined by the Arbitrator. The party whose appraiser's determination is ultimately rejected by the Arbitrator shall be responsible for all of the cost and expense of the Arbitrator and for up to $75,000 of the cost and expense of the other party's appraiser.

     "Assignment Agreement Effective Date": as defined in Section 8.1(c) hereof.

     "Assignment Agreement Execution Date": as defined in Section 8.2 hereof.

     "Assignment and Assumption Agreement": these certain Assignment and Assumption Agreements, which agreements shall be on terms and conditions satisfactory to the Purchaser and the Grantor, providing for the assignment and assumption of the Backbone Agreements and which such agreements shall be included in Exhibit A.

     "Backbone Agreement": (i) the Purchaser's backbone agreements with the Backbone Agreement Service Providers, which such agreements are, or shall be, the subject of the Assignment and Assumption Agreement and (ii) the MCI Backbone Agreement (which may be the subject of an Assignment and Assumption Agreement), all of which agreements described in clauses (i) and (ii) shall be identified in Exhibit A.

     "Backbone Agreement Service Provider": each provider of telecommunications services, other than the Purchaser, party to a Backbone Agreement (i.e. MCI, WorldCom, IPN, IXC, Cable & Wireless, Sprint and IPN/TPL).

     "Backbone Payments": the Non-Recurring and Monthly Recurring Charges and the Management Fee.

     "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Tulsa, Oklahoma or Tampa, Florida are authorized or required by law to close.

     "Capacity": capacity on the System, which may be provided, On-Net or Off-Net, for telecommunications in DS-3, OC-3, OC-12, OC-48 and OC-192 interexchange carrier services but excluding Other Services and Sub-D8-3 Capacity.

     "Catch-Up Period": the sixth (6th) year of the Term.

     "Circuit": a dedicated communications path with a specified bandwidth.
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                                                                               4


     "Collocation Agreement": a collocation agreement, a form of which shall be attached hereto as part of Schedule 4.

     "Collocation Service Order": a collocation service order, a form of which shall be attached hereto as part of Schedule 4.

     "Collocation Services": as defined in Section 7.2 hereof.

     "Communications Act": the Communications Act of 1934, as amended.

     "Confidential Information": as defined in Section 17.4 hereof.

     "Connecting Facilities Assignment": the particular assignment per Circuit on facilities where one carrier meets another carrier.

     "Cross-Connect": a physical connection between two pieces of equipment located in the same facility.

     "Designated Capacity": Capacity which is indicated in the Initial Network Deployment Plan under the columns headed "On-Net PLs Now" and "On-Net ATM Now" and which the Granter shall be required as of the Execution Date, to provision at the Rates provided for pursuant to the terms of this Agreement.

     "Designated Capacity Exceptions": Grantor POPs (identified as "Williams City Plan" in the Initial Network Deployment Plan) which first become available in accordance with the scheduled availability set forth in the Initial Network Deployment Plan and for which Off-Net Rates apply until the date of such scheduled availability.

     "Designated Off-Net Capacity": Capacity which is indicated in the Initial Network Deployment Plan under the column headed "On-Net PLs 12 Mo." and with respect to which for up to twelve (12) months from the Execution Date the Grantor shall be entitled to provision to the Purchaser Off-Net and at rates which pass through to the Purchaser the rates charged by the Third-Party Service Provider for such Capacity (the "Off-Net Rate"); provided that, after the expiration of such twelve (12) month period, or, in the event that the Grantor can provision such Capacity On-Net prior to the expiration of such twelve (12) month period, such Capacity shall become subject to the Rates provided for pursuant to the terms of this Agreement.

     "Design Layout Record": a record containing the technical information that describes the telecommunication facilities and termination points provided by a telecommunications customer to a carrier in order to enable the carrier to design the overall service to be provided by the carrier to that customer.

     "Due Date": the fifteenth of the month following the month in which an invoice is issued; provided that the Purchaser's payments of the Non-Recurring and Monthly Recurring Charges shall be received by the Grantor in immediately available funds and
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                                                                               5


at least one billing cycle prior to the date that payment is due from the Grantor to the Backbone Agreement Service Provider.

     "Effective Date": as defined in Section 4.1 hereof.

     "Excess": as defined in Section 3.2 hereof.

     "Execution Date": March 31, 1998.

     "Extension Period": as defined in Section 4.1 hereof.

     "FCC": the Federal Communications Commission.


     "Force Majeure Event": circumstances which give rise to a party hereto being unable to perform its obligations with respect to any provision of this Agreement (other than the obligations to make payments with respect to liabilities which accrued prior to a Force Majeure Event) due to such party being prevented, restricted, or interfered with by causes beyond its reasonable control, such causes shall be deemed to include (i) acts of God, (ii) fire,
(iii) explosions, (iv) vandalism, (v) cuts in telecommunications cable (which such cuts could not have been prevented by the exercise of reasonable care),
(vi) power outages, (vii) storms or other similar occurrences or other atmospheric conditions, (viii) any change in law, order, regulation, directive, action or request of the United States government or of a state or local government or any instrumentality of any one or more of said governments, or of any civil or military authority, (ix) national emergencies, (x) insurrections,
(xi) riots, (xii) wars, (xiii) acts of terrorism, (xiv) strikes, lockouts, work stoppages or other labor difficulties, (xv) Third Party Service Provider or supplier failures, breaches or delays (so long as any such Third-Party Service Provider or supplier was selected with reasonable care) and (xvi) Third-Party Service Provider or supplier shortages of materials provided, however, that the Grantor's dispute with WorldCom (as reflected in the Grantor's filed lawsuit against WorldCom) shall not be considered a force majeure event.


     "Grantor": as defined in the preamble hereof.

     "Grantor City": a city which shall be listed as a "Grantor City" on
Schedule 3.

     "Grantor POP" or "Grantor Point of Presence": a facility on the System in a Grantor City designated by the Grantor for the origination or termination of Capacity, as shall be set forth on Schedule 3.
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                                                                            6



     ****

     "Initial Network Deployment Plan": the Purchaser's initial Network Deployment Plan which is attached hereto as Schedule 2.

     "Initial Payment": $1,050,000.

     "Initial Payment Date": the tenth (10th) Business Day after the Execution Date.

     "Interconnection Services": as defined in Section 7.1 hereof.

     "Interconnection Cost": as defined in Section 7.1 hereof.

     "Interexchange Service": long-distance telecommunications service between local access transport areas.

     "IRU": as defined in the recitals hereof.

     "Link": as defined in Section 7.1 hereof.

     "Local Access": as defined in Section 7.1 hereof.

     "Management Fee": as defined in Section 8.4 hereof.

     "Market Rate": the rate determined pursuant to the Appraisal Procedure.

     "Material Capacity": (i) when used in connection with Most Favored Rate, capacity provided by the Grantor to a customer other than capacity provided to a customer which is being provided for (a) a longer period of time than the Term and (b) the volume of which is greater than the Capacity being purchased by the Purchaser hereunder and (ii) when used in connection with an Appraisal Procedure, capacity with substantially similar technical and operational specifications as the Capacity being purchased by the Purchaser hereunder provided by a telecommunications service provider to a customer for a comprehensive interexchange telecommunications network for a material length of time and a material volume associated with the Capacity (it being understood that a material length of time is for a term of (1) one year or more).


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                                                                               7

     "MCI Backbone Agreement": as defined in Section 8.1(d) hereof.

     "Minimum": as defined in Section 8.2 hereof.

     ****

     "Network Deployment Plan": the Purchaser's use of Capacity plan attached hereto as Schedule 2 (which such plan as of the Execution Date is the Initial Network Deployment Plan), which may, pursuant to the provisions of Section 2.5, be amended as of each Plan Adjustment Date.

     "Non-Recurring and Monthly Recurring Charges": as defined in Section 8.4 hereof.

     "Off-Net": a Circuit which is not On-Net.

     "Off-Net Rate": as defined in the definition of "Designated Off-Net Capacity".

     "On-Net": (i) a Circuit traversing the System both end points of which originate or terminate at a Grantor POP in a Grantor City or (ii) a Circuit which the Grantor has use of as result of a swap of a Circuit of the type described in the preceding clause (i) for a Circuit on another capacity provider's network to the extent such capacity is available.

     "Other Services": Local Access, Interconnection Services, Ancillary Services and Collocation Services.

     "Person": any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Plan Adjustment Date": during the Term, each six (6) month anniversary of the Execution Date, or such other date as the parties may mutually agree.

     "Pricing Adjustment Date(s)": the fifth (5th), tenth (10th) and fifteenth
(15th) anniversaries of the Execution Date.


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                                                                               8


     "POP": a facility for the origination or termination of telecommunications services.

     "Purchase Price Payment": with respect to the IRU granted in respect of the Capacity, each monthly amount payable on a Due Date by the Purchaser to the Grantor in respect of the Capacity acquired.

     "Purchased Capacity": the minimum Capacity (which shall include Capacity provided pursuant to the Backbone Agreements in accordance with the provisions of Section 8) in dollars to be acquired by the Purchaser on the Systems as set forth on Schedule 1 hereto.

     "Purchased Capacity Shortfall": as defined in Section 2.3.

     "Purchaser": as defined in the preamble hereof.

     "Purchaser Facilities": as defined in Section 17.2 hereof.

     "Purchaser POP" or "Purchaser Point of Presence": a facility designated by the Purchaser for the origination or termination of Capacity.

     "Rates": the rates from which the Purchase Price Payments are derived which rates, at the Execution Date and prior to any permitted or required adjustments as provided for in this Agreement, are set forth in Schedule I hereto.

     "Renewal Term": as defined in Section 4.1 hereof.

     "Representatives" as defined in Section 17.4 hereof.

     "Requested Start Date": as defined in Section 6.1 hereof.

     "Required Capacity": Capacity which the Grantor is required to provision upon request by the Purchaser in accordance with the Network Deployment Plan (and, if applicable, as reflected in specific Service Orders) at the Rates or, in the case of that portion of Required Capacity which is also Designated Off-Net Capacity, at the Off-Net Rate.

     "Required Capacity Shortfall": as defined in Section 2.2 hereof.

     "Second-in Party": as defined in Section 7.1 hereof.

     "Service Affecting": a condition in the System which results in a loss or degradation of service except for a loss or degradation of fifty (50) milliseconds or less.

          "Service Intervals": the Grantor's time periods for responding to the Purchaser's requests for Capacity as defined in Section 6.1 hereof.

          "Service Intervals and System Performance Standards": the System technical performance levels, specifications and service intervals as set forth on Schedule 1.

          "Service Orders": as defined in Section 6.1 hereof.

          "Shortfall Carrier": as defined in Section 2.2 hereof.

          "Sub-DS-3 Backbone Agreement": as defined in Section 9.1 hereof.

          "Sub-DS-3 Capacity": as defined in Section 9.1 hereof.

          "Sub-DS-3 Carrier": as defined in Section 9.1 hereof.

          "System": the Grantor's existing multimedia backbone network and to be constructed additional general use network facilities, including optronics, digital encoders/decoders, telephone lines and microwave facilities, and as described in Schedule 1. Except as expressly set forth otherwise, the System shall be bounded in all cases at a Grantor POP. The term "System" shall not be construed to include any Local Access.

          "Taxes": as defined in Section 11.1 hereof.

          "Term": as defined in Section 4.1 hereof.

          "Third-Party Service Provider": a third-party provider of telecommunications services which shall include all Backbone Agreement Service Providers.

          "Total Purchase Price": the sum of the Initial Payment and each Purchase Price Payment payable by the Purchaser to the Grantor for the IRU of the Capacity.

          1.3 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any schedule, exhibit or annex or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words include, includes and including shall be deemed to be followed by the phrase "without limitation."

                          SECTION 2. IRU FOR CAPACITY

          2.1 GRANT OF IRU. Effective on the Initial Payment Date, the Grantor grants to the Purchaser, for the term of this Agreement, an IRU in the Adjusted Purchased Capacity for which payment has been made and shall be made in accordance with Sections 3.1 and 3.2 of this Agreement.


          2.2 GRANTOR SHORTFALL IN CAPACITY. (a) In the event that the Grantor gives notice (which such notice must be received by the Purchaser within ten
(10) Business Days of the relevant Service Order) to the Purchaser that it cannot provide any portion of the Required Capacity (including Designated Off-Net Capacity) either On-Net or Off-Net after exercising reasonable commercial efforts to provision such Capacity (a "Required Capacity Shortfall"), the Purchaser shall be entitled to attempt to locate a carrier able to provision the Required Capacity Shortfall. In the event that (i) the Purchaser is able to locate a carrier willing to provision the Required Capacity Shortfall at commercially reasonable rates (the "Shortfall Carrier"), the Purchaser shall notify the Grantor of the identity of such carrier and the Grantor shall then be required to issue orders with respect of the Required Capacity Shortfall at the Rates (or, in the case of Designated Off-Net Capacity, at the Off-Net Rate), within two (2) days of the Purchaser's notice to the Grantor; however, if, after notice from the Purchaser, the Grantor then continues to fail to provision the Required Capacity Shortfall, the Purchaser shall be entitled to provision the Required Capacity Shortfall with the Shortfall Carrier **** or (ii) the Purchaser is unable to locate a carrier willing to provision the Required Capacity Shortfall at commercially reasonable rates, the Grantor shall not be obligated to provision the Required Capacity Shortfall and the Purchaser shall not have any remedy for the Grantor's failure to provision the Required Capacity Shortfall: provided that the Grantor shall be obligated to continue to use commercially reasonable efforts to provision the Required Capacity Shortfall (either On-Net or Off-Net) at the earliest reasonable date that Capacity (either On-Net or Off-Net) becomes available.


          (b) Any Capacity that the Grantor provides Off-Net must at least meet the minimum technical performance standards and service intervals that the relevant Third-Party Service Provider regularly offers to its customers.

          (c) Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that the Grantor shall only be obligated to provide Capacity at the Rates at the times indicated by the Network Deployment Plan.


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                                                                             11


          2.3  PURCHASER FAILURE TO USE PURCHASED CAPACITY. ****

          (b) As of and from the fifth (5th) anniversary of the Execution Date, the Purchaser's Purchase Price Payments for each succeeding twelve (12) month period (each, an "Annual Period") shall be at least equal to fifty-four million dollars ($54,000,000) (the "Annual Commitment"). In the event that the Purchaser fails to satisfy the Annual Commitment in any Annual Period on the date which is forty-five (45) days after the expiration of any such Annual Period, the Purchaser shall be required to pay to the Grantor an amount equal to the difference between the Annual Commitment and the aggregate Purchase Price Payments made during such Annual Period.

          2.4 EARLY INCREASES IN USE OF CAPACITY. In any month that the Purchaser's use of Capacity on the System reaches a month's Purchased Capacity associated with a succeeding year, at the Purchaser's sole option and upon at least five (5) days written notice to the Grantor, the Purchaser, commencing with the next succeeding month, shall be subject to such future month's (and each succeeding month's) Purchased Capacity and shall be entitled to the Rates associated with such future time periods with respect to all subsequent Purchased Capacity (including, if applicable, any Required Capacity that exceeds the Purchased Capacity).

          2.5 NETWORK DEPLOYMENT PLAN AMENDMENTS. (a) Generally. In conjunction with each Plan Adjustment Date, the Purchaser shall have the right to propose amendments to the Network Deployment Plan and the Grantor agrees to use reasonable efforts to accommodate any amendments proposed by the Purchaser. Proposed amendments to the Network Deployment Plan may relate to any of the items described in the definition of Network Deployment Plan or included in the Network Deployment Plan.

          (b) Procedures for Amendments and Effectiveness. If the Purchaser desires to amend the Network Deployment Plan, it shall, within ninety (90) days prior to each Plan Adjustment Date, commence consultations with the Grantor with respect to any proposed amendments to the Network Deployment Plan. If the Grantor agrees to the proposed amendments, such amendments shall become effective as of the Plan Adjustment Date and Schedule 2 shall be amended to reflect the new Network Deployment Plan. Failure to agree to


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
                                                                              12


any amendment to the Network Deployment Plan shall not in any way reduce the Purchaser's obligations with respect to Purchased Capacity. Notwithstanding anything in this Agreement to the contrary, the Purchaser may place a Service Order with respect to a Circuit which is not associated with Designated Capacity or Designated Off-Net Capacity subject to availability and such Service Order shall not be deemed to be an amendment of the Network Deployment Plan as it relates to Designated Capacity and Designated Off-Net Capacity.

     (c) Initial Network Deployment Plan. Notwithstanding anything in this Agreement to the contrary, the Initial Network Deployment Plan shall include Designated Capacity, Designated Off-Net Capacity and Designated Capacity Exceptions.

     2.6 PREFERRED CAPACITY PROVIDER. Provided that neither the Grantor nor the Purchaser is in default with respect to any provision of this Agreement and the Purchaser has fulfilled its obligations with respect to the Purchased Capacity, the parties agree as follows: with respect to Capacity associated with city pairs indicated in the Initial Network Deployment Plan under the columns headed "On-Net PLs Now" and "On-Net PLs 12 Mo." and any additional Capacity added to the Network Deployment Plan in accordance with the provisions of Section 2.5, the Purchaser shall have the right to solicit bids relating to such Capacity from Third-Party Service Providers and, in the event that the Purchaser shall receive a bona fide written offer from such Third-Party Service Provider relating to the provisioning of such Capacity, the Purchaser shall be obligated to take such bona fide written offer to the Grantor and the Grantor shall have a right of first refusal to match the price and terms of such bona fide written offer. In the event that the Grantor elects to match the price and terms of such bona fide written offer, the Purchaser shall be obligated to provision such Capacity with the Grantor. Except as set forth in this Section and as otherwise provided for pursuant to this Agreement, the Purchaser shall not be obligated to provision capacity with the Grantor.

                        SECTION 3. PAYMENT FOR CAPACITY

     3.1 INITIAL PAYMENT. Upon the execution and delivery of this Agreement, the Purchaser shall make the Initial Payment to the Grantor's Account, in immediately available funds.

     3.2 PURCHASE PRICE PAYMENTS. In exchange for the IRU interest in the Capacity granted pursuant to this Agreement, the Purchaser shall, on or before each Due Date, pay to the Grantor's Account, in immediately available funds, the applicable Purchase Price Payment. Except as set forth in Section 2.3 and as otherwise specifically set forth in this Agreement, the Purchaser shall not be relieved of its obligation to make the Purchase Price Payments to the Grantor. Notwithstanding anything contained in this Agreement to the contrary, upon the payment to the Grantor's Account of the Initial Payment with respect to the Capacity, the Purchaser shall be permitted to use such Capacity in accordance with the terms of this Agreement, including the procedures for ordering services set forth in Section 6.

     3.3 ****


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                                                                              13


****

          3.4 PAYMENTS FOR OTHER SERVICES. The Purchaser shall be required to make, at the request of the Grantor, additional payments for Other Services requested by the Purchaser in accordance with the terms of this Agreement.

          3.5 PAYMENTS GENERALLY. All payments under this Agreement shall be made in accordance with the provision of Section 11.

          3.6 FILINGS. The Purchaser shall, at its expense, take all such actions and make all such filings and recordings as are reasonably requested by the Grantor to establish, perfect and protect the Grantor's interest in the IRU and the Adjusted Purchased Capacity. The Purchaser hereby represents and warrants that its chief executive office is located at the address indicated in
Section 17.5. The Purchaser agrees to promptly notify the Grantor of any change in such location.

                        SECTION 4. DURATION OF AGREEMENT

          4.1 TERM. This Agreement shall become effective on the day and year set forth in the preamble hereof (the "Effective Date") and shall continue in operation, unless suspended or terminated by either party in accordance with
Section 15, until the twentieth (20th) anniversary of the Execution Date (the "Term") and shall, thereafter, be deemed to be renewed for successive one (1) year periods (each, a "Renewal Term"), unless either party provides written notice to the other party of its intent to terminate this Agreement not more than ninety (90) or less than sixty (60) days prior to the beginning of any Renewal Term. The suspension or termination of this Agreement (whether pursuant to this Section or otherwise) shall not relieve the Purchaser or the Grantor from any liabilities arising prior to such suspension or termination. Notwithstanding the expiration of the Term pursuant to this Section 4.1, any Circuit or Other Service being provided to the Purchaser pursuant to this Agreement shall continue to be provided pursuant to the terms


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
                                                                              14


of this Agreement until the expiration date indicated in the relevant Service Order (or service order relating to any Other Service) applicable to such Circuit or Other Service (any such period, and "Extension Period"). The Purchaser shall not be entitled to order any new Circuit or Other Service during any such Extension Period.

                               SECTION 5. SYSTEM
                           OPERATION AND MAINTENANCE

     5.1 SYSTEM OPERATION AND MAINTENANCE. (a) The Grantor shall use commercially reasonable efforts to cause the System to be maintained in efficient working order and in accordance with industry standards and the standards set forth in Schedule 1 hereto; provided that the parties hereto agree that the specifications set forth in Schedule 1 shall not apply to Local Access or any service provided Off-Net. The Grantor represents that it will provide routine, preventive and corrective maintenance for the System in a manner at least in accordance with prudent industry standards.

     (b) The Grantor shall have sole responsibility for negotiating, executing and administering contracts and all other aspects related to the construction, operation, maintenance and repair of the System.

     (c) The Grantor shall initiate and coordinate planned maintenance (or shall cause such action to occur), on the System (which may include the deactivation of the affected part of the System). The Grantor shall advise the Purchaser in writing at least twenty (20) days (or such shorter period as may be agreed) prior to initiating a planned maintenance operation via E-Mail (or via the Grantor's electronic trouble ticket system when implemented), of the timing and scope of such planned maintenance operation. Within five (5) days of such notice, the Purchaser shall respond to the Grantor with regard to such planned maintenance operation and, in the event the Purchaser has objections to such planned maintenance operation, within five (5) days of the Purchaser's response, the parties shall mutually agree to a satisfactory approach to address the Purchaser's concerns and to permit the planned maintenance operation to be accomplished. The Grantor shall not be obligated to give notice of any planned or unplanned service outage that is not Service Affecting.

     (d) In the event of an emergency condition, as defined by the Grantor's internal fiber maintenance procedures, the Grantor shall be entitled to take whatever action it deems necessary to repair the cause of any such emergency condition with or without advance notice to the Purchaser; provided, however, that the Grantor (i) shall share, on a confidential basis, its definition of an emergency condition under its internal fiber maintenance procedures (as such definition may be amended from time to time), (ii) shall provide notice to the Purchaser of such emergency condition as soon as possible and (iii) shall keep the Purchaser apprised of the status of such emergency condition.

     (e) In the event of disruption of service due to a Force Majeure Event or other emergency, the Grantor shall use commercially reasonable efforts to cause service to be restored as quickly as reasonably possible, and the Grantor shall take such measures as are reasonably necessary to obtain such objective.

     (f) In no event shall the Grantor be liable to the Purchaser for any credits or damages resulting from outage or degradation of service during a planned maintenance operation.

                            SECTION 6. NOTIFICATION
                               OF USE OF CAPACITY

     6.1 REQUESTS FOR CAPACITY AND SERVICE INTERVALS. (a) Orders for any Circuits to be provided hereunder or increases in the Purchaser's use of Capacity in accordance with Required Capacity (or otherwise) shall be requested by the Purchaser hereunder on the Grantor's form of Service Order in effect from time to time (the current form of which is attached hereto as Exhibit B) or on the Purchaser's forms, in either case accepted in writing by the Grantor ("Service Orders"). Each Service Order shall reference this Agreement and will indicate a requested start date (the "Requested Start Date") for the Circuit, the desired term of the Circuit specific city pairs, applicable bandwidth, whether the Circuit(s) are to be expedited or provided in normal intervals and any other parameters required to be included in the Service Order. The Grantor shall acknowledge receipt of the Service Order within twenty-four (24) hours (an "Acknowledgement"). Within forty-eight (48) hours of Acknowledgement, the Grantor shall advise the Purchaser as to availability of the Circuit and the associated Capacity and if the Circuit and the associated Capacity and if the Circuit and the associated Capacity is not to be provided On-Net, the carrier providing the Circuit and the associated Capacity. Within three (3) days of Acknowledgment, the Grantor shall advise as to the need for any Letter of Agency or Connecting Facilities Assignment. Within seven (7) days of Acknowledgement, the Grantor will provide a Design Layout Record. The Grantor shall be obligated to meet the foregoing time frames and any additional time frames provided for in
Schedule 1 or be subject to the Purchaser's remedies as set forth in Schedule 1. The parties agree that the inclusion of any Circuit on the Initial Network Deployment Plan or subsequent Network Deployment Plans shall be deemed to be a Service Order; provided that the preceding clause shall not (i) relieve the Purchaser and the Grantor of their obligations to act in accordance with the other agreements of this Section and (ii) limit the Purchaser's ability to order Capacity in excess of that indicated in a Network Deployment Plan (orders for Capacity in excess of that indicated in a Network Deployment Plan are subject to availability).

     (b) The Grantor shall make reasonable efforts to provide the requested Circuit and the associated Capacity on the System on the Requested Start Date. Service with respect to such Circuit and the associated Capacity shall be deemed to begin on the date that (i) the Grantor provides the Purchaser with written confirmation that the Grantor has tested the Circuit and that the Circuit meets the Systems technical performance levels and specifications as set forth in Schedule 1 and (ii) the Purchaser accepts the Circuit, such acceptance not to be unreasonably withheld (the "Actual Start Date").

     (c) The Purchaser may request one (1) or more delays in the Actual Start Date of an individual Circuit provided that (i) it provides the Grantor a written delay request no later than five (5) Business Days prior to the Requested Start Date or the delayed Requested Start Date, as the case may be, and (ii) the aggregate number of the days requested by such delay request or requests do not exceed thirty (30) days from the Service Order's original Requested Start Date. At the expiration of such thirty (30) day period, if the Grantor has complied with the provisions of the preceding paragraph, the Purchaser may no longer delay the Actual Start Date of such individual Curcuit and Purchase Price Payments with respect to such Circuit shall commence accruing.

     (d) Any conflicting, different or additional terms and conditions contained in the Purchaser's acknowledgment or Service Order or elsewhere and not contemplated by the terms of this Agreement are objected to by the Grantor and shall not constitute a part of this Agreement. No action by the Grantor (including provision of Capacity or Other Services to the Purchaser pursuant to such Service Order) shall be construed as binding or estopping the Grantor with respect to such term or condition, unless the Service Order containing said specific term or condition has been signed by an authorized headquarters representative of the Grantor.

                             SECTION 7. ADDITIONAL
                           SERVICES AND RELATED FEES


     7.1 INTERCONNECTION, LOCAL ACCESS AND ANCILLARY SERVICES. (a) Interconnection. (i) The Grantor shall, on behalf of and upon the request of the Purchaser, obtain telecommunications facilities in a particular city to which Capacity is to be provided pursuant to the Network Deployment Plan connecting a Purchaser POP to a Grantor POP in a different location in the same city or metropolitan area ("Interconnection") which interconnection shall be substantially dedicated to origination or termination of Capacity provided to the Purchaser pursuant to this Agreement. As applicable, the Purchaser will execute a Letter of Agency (as shall be set forth in Exhibit C hereto) authorizing the Grantor to interact directly with the provider or providers of such Interconnection. **** Nothing herein shall prevent the Purchaser from arranging for its own Interconnection at its sole cost and expense; provided that the Grantor shall have the right to test such Interconnection for conformance to its interconnection specifications and the Grantor shall not be obligated to accept independently arranged Interconnection unless it meets the Grantor's interconnection specifications.


     (ii) If the Purchaser requests Interconnection to be provided by the Grantor, the Grantor shall be responsible for the provisioning and the initial testing of any such Interconnection, and any provisioning and initial testing shall be reasonably coordinated with the applicable Requested Start Date.

     (b) Local Access. (i) The Grantor shall, on behalf of and upon the request of the Purchaser, obtain telecommunications facilities connecting a Grantor POP to a designated customer of the Purchaser or other third-party ("Local Access"). As applicable, the Purchaser will execute a Letter of Agency authorizing the Grantor to interact directly with the provider or providers of such Local Access. The Purchaser shall be responsible for all fees and costs


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

incurred by the Grantor for any such Local Access. Nothing herein shall prevent the Purchaser from arranging for its own Local Access at its sole cost and expense.

            (ii) If the Purchaser requests Local Access to be provided by the Grantor, the Grantor shall be responsible for the provisioning and the initial testing of any such Local Access, and any provisioning and the initial testing shall be reasonably coordinated with the applicable Requested Start Date.

            (iii) The Grantor agrees that nay and all charges associated with Local Access shall not exceed the sum of the costs that the Purchaser would otherwise pay the same Third-Party Service Provider for the relevant Local Access.

            (c) Interconnection and Local Access Delays. In connection with the provision of Interconnection and Local Access, the Purchaser acknowledges that the timely provisioning of such services may be dependent on the performance of a Third-Party Service Provider. The Grantor agrees that it shall have a duty to exercise reasonable judgement in (i) the selection of all Third-Party Service Providers and (ii) the monitoring and oversight of the performance of any service provided by a Third-Party Provider. The Purchaser agrees that, other than as set forth in the preceding sentence, the Grantor shall have no liability whatsoever for delays occasioned by Third-Party Service Providers.

            (d) Ancillary Services and Fees. The parties acknowledge that the Purchaser may also request certain other ancillary services ("Ancillary Services") from the Grantor and the Grantor shall make reasonable efforts to provide such service, which such Ancillary Services may consist of (i) requests by the Purchaser to the Grantor to expedite the availability of Capacity to a date earlier than in accordance with the Network Development Plan, (ii) a request for a redesign of Capacity occasioned by the receipt of inaccurate information from the Purchaser and (iii) a request by the Purchaser for the Grantor to use routes or facilities other than those indicated by the Network Development Plan.

            (e) Establishment of Costs and Adjustments. Any recurring and non-recurring charges related to either Interconnection, Local Access or Ancillary Services shall be established as of the Grantor's acceptance of the Service Order related thereto; provided that, in the case of Interconnection, such charges shall also be subject to the provisions of Section 7.1(a). The Grantor shall be entitled to pass through to the Purchaser fifty percent (50%) of any increase in recurring costs related to Interconnection, and/or one hundred percent (100%) of any increase in recurring costs related to Local Access and/or Ancillary Services to the extent of any increases in such costs.

            7.2 COLLOCATION SERVICES. In the event the parties should desire to collocate facilities with one another ("Collocation Services"), the parties will execute a Collocation Agreement and a Collocation Service Order substantially in the form of the Collocation Agreement and Collocation Service Order to be included in Schedule 4, upon the terms and at the prices set forth in such Collocation Agreement and Collocation Service Order.

                       SECTION 8. THE BACKBONE AGREEMENTS

     8.1 THE BACKBONE AGREEMENTS. (a) Generally. In accordance with the terms of this Section 8, the Grantor may provision Capacity to the Purchaser pursuant the Backbone Agreements. Capacity provided to the Purchaser pursuant to the Backbone Agreements shall be on the terms and conditions of each respective Backbone Agreement and on the terms and conditions of this Agreement. In the event of any conflict between the terms and conditions of a Backbone Agreement and this Agreement, the terms and conditions of such Backbone Agreement shall prevail (it being understood that this includes all technical standards and service provisioning intervals included in each Backbone Agreement).

     (b) Assignment and Assumption. Pursuant to the Assignment and Assumption Agreements, the Purchaser shall assign to the Grantor, and the Grantor shall assume, such of the Purchaser's right, title and interest in the Backbone Agreements as is set forth in each Assignment and Assumption Agreement. Notwithstanding the Assignment Agreement Execution Date, the Purchaser covenants that each assignment and assumption of a Backbone Agreement shall result in an assignment by the Purchaser and an assumption by the Grantor of a Backbone Agreement which contains terms at least as favorable to the Grantor on such date as the terms that the Purchaser was subject to as of December 31, 1997. The Grantor agrees that, upon the request of the Purchaser, it shall use commercially reasonable efforts to assist the Purchaser in causing the Third-Party Service Providers party to the Backbone Agreements to enter into and execute the Assignment and Assumption Agreements.

     (c) Liabilities Pre-Dating the Effectiveness of Assignment and Assumption. The Purchaser shall retain any and all claims and/or liabilities under each of the Backbone Agreements which accrued prior to the effective date (an "Assignment Agreement Effective Date") of the relevant Assignment and Assumption Agreement (regardless of the date on which such liability is discovered). The Purchaser agrees that such liabilities may include, in each case as of the Assignment Agreement Effective Date of the relevant Assignment and Assumption Agreement, currently due and unpaid balances, any and all delinquent payments and associated penalties and any and all back-billing disputes. Without in any way limiting the effect of the preceding sentence, the Grantor agrees to endeavor to resolve, on behalf of the Purchaser and at Purchaser's expense, any back-billing dispute which accrued prior to any relevant Assignment Agreement Effective Date relating to an affected Backbone Agreement (provided that notice of any such dispute is received after any such Assignment Agreement Effective Date) and the Purchaser agrees that it will cooperate fully in any such effort.

     (d) Arrangement with MCI. The parties hereto agree that with respect to the Purchaser's existing contract with MCI (the "MCI Backbone Agreement"), the Grantor and the Purchaser shall work together in good faith to enable either
(i) the Purchaser, the Grantor and MCI to enter into an Assignment and Assumption Agreement with respect to the "private lines" portion of the MCI Backbone Agreement or (ii) the Grantor and MCI to enter into a "private lines" backbone service agreement upon terms and conditions satisfactory to the Grantor and the Purchaser and such agreement shall be deemed to replace the MCI Backbone Agreement.

         (e) Exhibit A. With respect to each Backbone Agreement, the parties hereto agree to identify on Exhibit A and periodically update such exhibit in order to ensure that it at all times reflects (i) all Circuits being provisioned pursuant to each Backbone Agreement and (ii) the Minimum, if any, pursuant to each Backbone Agreement. The Purchaser agrees that it shall, as of any Assignment Agreement Execution Date, represent and warrant to the Grantor that Exhibit A is materially accurate and complete; provided, however, that no failure on the part of the Purchaser to identify a Circuit shall in any way relieve the Purchaser of its responsibility to make payments with respect to such Circuit.

         (f) Access to Information and Continuing Cooperation. After the Initial Payment Date, the Purchaser agrees to (i) provide the Grantor reasonable access to its all of its records, books and all other documents and data associated with each Backbone Agreement and (ii) cooperate, to the extent reasonably requested by and at no cost to the Grantor, with the Grantor in the administration of the Backbone Agreements, it being understood and agreed that such cooperation may include the generation of certain information relating to the Backbone Agreements required by the Grantor.

         8.2 OTHER AGREEMENTS RELATING TO THE BACKBONE AGREEMENTS. Until such time as the term of each of the Backbone Agreements (as of the date hereof) shall expire, notwithstanding anything in this Agreement to the contrary, (i) the Grantor shall be entitled to provide Capacity to the Purchaser pursuant to this Agreement via the Backbone Agreements and the Purchaser shall pay for such capacity at the rates stated in each relevant Backbone Agreement and shall use (or pay for) at least the Minimum, if any, associated with each Backbone Agreement, (ii) provided that the Purchaser is not in breach of any of its payment obligations under this Agreement, the Grantor shall not be permitted to disconnect any Capacity provided to the Purchaser pursuant to the Backbone Agreements unless and until the Grantor can and does provision such Capacity onto the System and will, in any event, ensure that all Purchased Capacity (and, if necessary, Required Capacity) shall at least make use of the Minimums, (iii) the Grantor shall be required to migrate any Capacity currently being provided pursuant to each Backbone Agreement above the minimum commitment (the "Excess") provided for therein onto the System prior to or upon the one (1) year anniversary of the date on which the Assignment and Assumption Agreement relating to each such Backbone Agreement is executed (an "Assignment Agreement Execution Date") and, whether or not such migration is accomplished, as of such date the Management Fee shall no longer apply to such Excess, and the Rates shall apply to such Excess, (iv) subject to the provisions of the preceding clause (ii) of this paragraph, the Grantor shall be required to migrate any Capacity currently being provided pursuant to the Backbone Agreements constituting the minimum commitments (the "Minimum") provided for therein onto the System upon the two (2) year anniversary of each Assignment Agreement Execution Date and, whether or not such migration is accomplished, as of such date the Management Fee shall terminate, and the Rates shall apply to such Minimum. In the event that the Grantor migrates Circuits which constitute the Excess onto the System prior to the date referred to in the receding clause
(iii), the Capacity used in connection with such Circuit shall no longer be subject to the Non-Recurring and Monthly Recurring Charges and shall be subject to the Rates.

     8.3 EXPIRATION OF BACKBONE AGREEMENTS. Upon expiration of each of the Backbone Agreements, the Capacity governed thereby shall be provisioned onto the System or be provided Off-Net as provided for under this Agreement.

     8.4 PAYMENTS RELATING TO THE BACKBONE AGREEMENTS. Subject to the provisions of Section 8.2, the Purchaser agrees to pay to the Grantor (i) the monthly recurring charges, non-recurring and other related charges, relating to the use of Circuits and the associated capacity pursuant to each Backbone Agreement (the "Non-Recurring and Monthly Recurring Charges") and (ii) a management fee (the "Management Fee"). The Management Fee is set forth on
Schedule 5.

     8.5 CHANGES IN THE GRANTOR'S CONTRACTUAL RELATIONS WITH BACKBONE AGREEMENT SERVICE PROVIDERS. In the event that the Grantor (i) enters into any amendment with a Backbone Agreement Service Provider to amend the terms of any Backbone Agreement and such amendment results in more competitive pricing of the capacity provided for pursuant to such Backbone Agreement or (ii) enters into an additional contract or contracts with any Backbone Agreement Service Provider for the provisioning of capacity and the effect of any such new agreement is to lower the Grantor's overall cost of the total amount of capacity provided by such Backbone Agreement Service Provider to the Grantor, the Grantor agrees that it shall inform the Purchaser of any such circumstance described in either of the preceding clauses (i) or (ii) and shall enter into discussions with the Purchaser in order to renegotiate the Backbone Payments to a level that will pass through to the Purchaser the benefit of such cost savings; provided, however, that the Grantor shall not be obligated, as a result of one of the circumstances described in the preceding clause (i) or (ii), to offer to the Purchaser any cost savings that would result in rates lower than the Rates.

                          SECTION 9. SUB-DS-3 CAPACITY

     9.1 CAPACITY BELOW DS-3 LEVEL. Notwithstanding anything in this Agreement to the contrary, for at least as long as the current term of each Backbone Agreement which provides for the provisioning of capacity below the DS-3 Level (each such Backbone Agreement, a "Sub-DS-3 Backbone Agreement") is still in effect, the Purchaser shall have the right to request the Grantor to order from and negotiate with the carriers party to such Sub-DS-3 Backbone Agreements (each such carrier, a "Sub-DS-3 Capacity"). Circuits and the associated capacity at a level below DS-3 ("Sub-DS-3 Capacity"). Notwithstanding anything in this Agreement to the contrary, (i) the Grantor shall not be permitted to disconnect any Sub-DS-3 Capacity except in accordance with the provisions of the relevant Sub-DS-3 Backbone Agreement, (ii) Sub-DS-3 Capacity shall not be subject to the provisions of Section 8.2(iii) and (iv), (iii) the Purchaser's use of Sub-DS-3 Capacity shall be included when determining whether the Purchaser has (A) used the Minimums provided for in a Sub-DS-3 Backbone Agreement and (B) fulfilled its obligations to use the Purchased Capacity and (iv) Sub-DS-3 Capacity used by the Purchaser shall not be considered Capacity and shall not be accorded the Rates provided for pursuant to this Agreement and, accordingly, all pricing and rates with respect to any such Sub-DS-3 Capacity shall consist solely of the charges made to the Sub-DS-3 Carrier by the Grantor pursuant to the terms of the relevant Sub-DS-3 Backbone Agreement plus the Management Fee. After the expiration of the Sub-DS-3 Backbone Agreements, the Purchaser may provision Sub-DS-3

Capacity in any manner that it may choose and the capacity used under any such arrangements shall no longer be included in the Purchaser's use of Capacity when determining whether the Purchaser has used the Purchased Capacity.

                              SECTION 10. SERVICE
                               ORDER CANCELLATION

         10.1 SERVICE ORDER CANCELLATION AND DISCONNECTION OF SERVICE. (a) Service Order Cancellation. The Purchaser may cancel any Service Order for which service has not yet been established by providing written notification to the Grantor thereof five (5) days prior to the applicable Requested Start Date. In the event of such cancellation, (i) if the Service Order relates to a Circuit and associated Capacity to be provided On-Net, the Purchaser shall pay to the Grantor a cancellation charge in an amount equal to the previously waived installation fees as set forth in Schedule 1 and (ii) if the Service Order relates to a Circuit and associated Capacity to be provided Off-Net, the Purchaser shall pay any amounts due to any Third-Party Service Provider that are contractually provided for in the Grantor's contracts with any such Third-Party Service Provider relating to the Service Order so cancelled.

         (b) Service Disconnection. Once service has been established pursuant to any Service Order, the Purchaser may, with respect to any Off-Net service or Other Services provided by a Third-Party Service Provider, disconnect any such service by providing the notice described in the preceding paragraph (a) and paying any and all amounts due to any affected Third-Party Service Provider that are contractually provided for in the Grantor's contracts with any such Third-Party Service Provider relating to the affected Service Order. Following an Actual Start Date, the Purchaser may, with respect to any On-Net service, disconnect or reconfigure any such Circuit or service by providing sixty (60) days' prior written notice to the Grantor. If any such disconnected or reconfigured Circuit is a DS-3, OC-3 or OC-12 Circuit, the Purchaser shall have no liability with respect to such disconnection or reconfiguration. If any such disconnected or reconfigured Circuit is an OC-48 or OC-192 Circuit, the Grantor shall be obligated to use reasonable efforts to redeploy such disconnected or reconfigured Circuit in such a manner that will enable it not to recognize any loss due to the Purchaser's disconnection or reconfiguration: provided that, after the expiration of sixty (60) days from the date on which the Purchaser gave notice to the Grantor of its intent to disconnect or reconfigure such Circuit, if the Grantor has been unable to mitigate its loss in manner described in the preceding clause, the Purchaser shall reimburse the Grantor for its costs associated with the disconnection or reconfiguration of any such Circuit.

         (c) Excusable Cancellation. Notwithstanding the foregoing, and upon thirty (30) day's prior written notice to the other party, either the Purchaser or the Grantor shall have the right, without cancellation charge or other liability to the other party, to cancel the affected Service Order, if the Grantor is prohibited by governmental authority from furnishing or the Purchaser is prohibited from using such portion, or if any material rate or term contained herein and relevant to the affected portion of any Service Order is substantially changed by order of a court of competent jurisdiction to adjudicate the matter so long as all appeals have been exhausted, the FCC, or other local, state or federal government authority. Nothing contained in this Section 10.1(c) shall in any way be construed to reduce or limit the Purchaser's obligations pursuant to Sections 2.3 and 3.2 hereof.

                           SECTION 11. PAYMENT TERMS

          11.1 DUE DATE, INVOICES AND TAXES. All amounts stated on each monthly invoice are due on the Due Date and the Purchaser agrees to remit payment to the Grantor's Account by the applicable Due Date, except with respect to any amounts disputed in good faith pursuant to Section 11.2 hereof. In the event the Purchaser fails to make full payment to the Grantor's Account by the Due Date, the Purchaser shall also pay a late fee in the amount of the lesser of one and one half percent (1 1/2%) of the unpaid balance per month or the maximum lawful rate under applicable state law which shall accrue from the Due Date, except with respect to any amounts disputed in good faith pursuant to
Section 11.2 hereof. The Purchaser acknowledges and understands that all charges are computed exclusive of any applicable federal (if any), state or local sales, use, excise, value added, gross receipts, or privilege taxes, duties, fees or similar liabilities (other than general income, real or personal property taxes or duties imposed on the Grantor)("Taxes"). Any taxes shall be paid by the Purchaser in addition to all other charges provided for herein. Payment for all prorated monthly recurring charges (charges for Capacity or Other Services provided for less than a calendar month), shall be billed following the receipt of any such Capacity or Other Service unless and/or until a tax exemption certificate is provided to the Grantor by the Purchaser. Monthly recurring charges for full months of service will be invoiced in advance.

          11.2 INVOICE ADJUSTMENTS. Either party hereto may, in good faith, request a billing adjustment for a period of two (2) years after the Due Date of an invoice, or two (2) years after the date a service is rendered, whichever is later. Any notice of a billing dispute by a party hereto must be in writing and must include documentation substantiating the dispute. The parties will make a good faith effort to resolve billing disputes as expeditiously as possible. The successful party in any billing dispute shall be entitled to interest at a rate of 1.5% per month from the date the relevant dispute is raised on any amounts withheld by the other party during the pendency of any dispute.

          11.3 AFTER IMPOSED TAXES OR CHARGES. If any sales taxes, valued added taxes or charges or impositions are asserted against the Grantor after, or as a result of, the Purchaser's use of services or any Other Service by any local, state, national, international, public or quasi-public governmental entity or foreign government or its political subdivision, including, any tax or charge levied to support the Universal Service Fund contemplated by the Telecommunications Act of 1996, the Purchaser shall be solely responsible for such taxes, charges or impositions and the Purchaser agrees to pay any such taxes, charges or impositions and hold the Grantor harmless from any liability or expense associated with such taxes, charges or impositions unless and/or until a tax exemption certificate is provided to the Grantor by the Purchaser.

                                  SECTION 12.

          12.1 [this section has intentionally been left blank]

                   SECTION 13. REPRESENTATIONS AND INDEMNITY

          13.1 REPRESENTATIONS. (a) Representations of the Grantor. To induce the Purchaser to enter into this Agreement, the Grantor hereby represents and warrants to the Purchaser that:

          (i) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

          (ii) it has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

          (iii) it has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Assignment and Assumption Agreements and has taken all necessary corporate action to authorize the transactions contemplated hereunder and under the Assignment and Assumption Agreements on the terms and conditions of this Agreement and the Assignment and Assumption Agreements and to authorize the execution, delivery and performance of this Agreement and the Assignment and Assumption Agreements;

          (iv) no consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other Person is required in connection with the transactions contemplated by this Agreement or the Assignment and Assumption Agreements or with the execution, delivery, performance, validity or enforceability of this Agreement and the Assignment and Assumption Agreements;

          (v) it is in compliance with all requirements of law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a material adverse effect on the Grantor's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (vi) this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date has been duly executed and delivered on behalf of the Grantor;

          (vii) this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date constitute the legal, valid and binding obligations of the Grantor enforceable against the Grantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (viii) the execution, delivery and performance of this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date and the transactions contemplated hereunder and under the Assignment and Assumption Agreements will not violate any requirement of law or contractual obligation of the Grantor:

          (ix) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Grantor, threatened by or against the Grantor or against any of its respective properties or revenue (a) with respect to this Agreement or the Assignment and Assumption Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the Grantor's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (x) the Grantor is not in default and, to the best of its knowledge after reasonable inquiry, knows of no existing circumstances that with the passage of time or with notice would create a default under or with respect to any of its contractual obligations in any respect which could reasonably be expected to have a material adverse effect on the Grantor's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (xi) no requirement of law or contractual obligation of the Grantor could reasonably be expected to have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Grantor; and

          (xii) the Grantor or, pursuant to Section 16, its permitted assignee,
     (A) is and, to the best of the Grantor's knowledge (or the knowledge of its permitted assignee), shall remain the Person through which The Williams Companies, Inc. engages in the telecommunications business, (B) owns all or substantially all (whether directly or indirectly) of The Williams Companies, Inc. telecommunications assets and (C) will inform the Purchaser within a reasonable period of time of its knowledge of any proposed change in The Williams Companies, Inc.'s corporate plans or strategy that would impact the Grantor's ability (or its permitted assignee's ability, as the case may be) to make the representations contained in the preceding clauses
     (A) and/or (B).

          (b) Representatives of the Purchaser. To induce the Grantor to enter into this Agreement, the Purchaser hereby represents and warrants to the Grantor that:

          (i) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

          (ii) it has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

          (iii) it has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and the Assignment and Assumption Agreements and has taken all necessary corporate action to authorize the transactions contemplated hereunder and under the Assignment and Assumption Agreements on the terms and conditions of this Agreement and the Assignment and Assumption Agreements and to authorize the execution, delivery and performance of this Agreement and the Assignment and Assumption Agreements;

          (iv) no consent or authorization of, filing with, notice to or other act by or in respect of, any governmental authority or any other Person is required in connection with the transactions contemplated by this Agreement or the Assignment and Assumption Agreements or with the execution, delivery, performance, validity or enforceability of this Agreement and the Assignment and Assumption Agreements;

          (v) it is in compliance with all requirements of law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a material adverse effect on the Purchaser's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (vi) this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date has been duly executed and delivered on behalf of the Purchaser;

          (vii) this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (viii) the execution, delivery and performance of this Agreement and any Assignment and Assumption Agreement entered into prior to or on the Execution Date and the transactions contemplated hereunder and under the Assignment and Assumption Agreements will not violate any requirement of law or contractual obligation of the Purchaser;

          (ix) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Purchaser, threatened by or against the Purchaser or against any of its respective properties or revenue (a) with respect to this Agreement or the Assignment and Assumption Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the Purchaser's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (x) the Purchaser is not in default and, to the best of its knowledge after reasonable inquiry, knows of no existing circumstances that with the passage of time or with notice would create a default under or with respect to any of its contractual obligations in any respect which could reasonably be expected to have a material adverse effect on the Purchaser's ability to perform its obligations hereunder and under the Assignment and Assumption Agreements;

          (xi) no requirement of law or contractual obligation of the Purchaser could reasonably be expected to have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Purchaser;

          (xii) to the extent that the Purchaser is subject to regulation by the FCC, this Agreement is an inter-carrier agreement not subject to the filing requirements of Section 211(a) of the Communications Act; and

          (xiii) the Purchaser, to its knowledge after reasonable inquiry, knows of no event or basis which would prevent the Purchaser from meeting the Minimums under the Backbone Agreements and, to its knowledge after reasonable inquiry, knows of no dispute, claim or threatened action in connection with the Backbone Agreements.

          (c) Survival of Representations. The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

          (d) Representations as of Each Plan Adjustment Date. As of each Plan Adjustment Date, (i) the representations of the Grantor contained in clauses
(i), (ii), (v), (ix), (x), (xi) and (xii) of Section 13.1(a) shall be true and correct in all material respects on and as of such date as if made on and as of such date and (ii) the representations of the Purchaser contained in clauses
(i), (ii), (v), (ix), (x), (xi) and (xii) of Section 13.1(b) shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          13.2 INDEMNITIES. (a) Indemnification of the Grantor by the Purchaser. Subject to Section 14, the Purchaser agrees to indemnify and hold harmless the Grantor and its respective officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Purchaser of applicable law or governmental regulation, (ii) any claims of whatever nature by third parties (including the Purchaser's customers) with respect to the services provided by the Purchaser to such third parties, even if such services incorporate the services of the Grantor and (iii) any breach or violation by the Purchaser of its representations contained herein.

          (b) Indemnification of the Purchaser by the Grantor. Subject to
Section 14, the Grantor agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with:
(i) any breach or violation by the Grantor of applicable law or governmental regulation, (ii) any claims of whatever nature by third parties (including the Grantor's customers) with respect to the services provided by the Grantors to such third parties even if such service incorporate the services of the Purchaser and (iii) any breach or violation by the Grantor of its representations contained herein.

          (c) Notification of Claim. In the event an indemnified party under paragraph (a) or (b) above is notified of any action as to which it may seek to be indemnified under such paragraph, it will promptly notify the party from which indemnification will be sought and seek to consult with such party prior to taking any material action with respect thereto.

                      SECTION 14. LIMITATIONS OF LIABILITY

         14.1 LIMITATIONS OF LIABILITY. (a) Except as specifically provided for otherwise in this Agreement, in no event shall the Purchaser or the Grantor be liable to or through the other for consequential, incidental, indirect or special damages, including loss of revenue, loss of business opportunity or the costs associated with the use of external (outside the System) restoration facilities including for any loss or damage sustained by reason of any failure in or breakdown of the System or the facilities associated with the System or for any interruption of service, whatever the cause and however long it shall last.

         (b) The Grantor shall not be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser as a result of, related to, or in connection with, the Purchaser's compliance or non-compliance with any applicable state or federal or other law related to the transfer of the IRU in, or the use of, the Capacity.

         (c) The Purchaser shall not be liable to the Grantor for any loss or damage which may be suffered by the Grantor as a result of, related to, or in connection with, the Grantor's non-compliance with any applicable state or federal or other law related to the transfer by the Grantor of the IRU to the Purchaser in, or the Grantor's operation, ownership or use of, the System.

         (d) Neither the Purchaser nor the Grantor shall be liable to the other for any loss or damage which may be suffered by such party by reason of any Force Majeure Event. In the event of an occurrence of a Force Majeure Event, the party claiming to be affected by a Force Majeure Event shall give prompt written notice thereof to the other party, which such notice shall include a brief description of the Force Majeure Event and shall, if possible, estimate the duration of said Force Majeure Event. If the party affected by a Force Majeure Event has complied with the provisions of the preceding sentence, such party shall be excused from the performance of its obligations hereunder on a day-to-day basis to the extent that the Force Majeure Event prevents, restricts or interferes with such party's performance hereunder. The party affected by a Force Majeure Event shall use commercially reasonable efforts under the circumstances to avoid, rectify or remove the cause of such Force Majeure Event and shall re-commence any prevented performance hereunder at the soonest possible date.

         (e) In no event shall the Grantor be liable to the Purchaser for any credits or damages resulting from outage or degradation of service during a planned maintenance operation.

                              SECTION 15. DEFAULT

         15.1 PURCHASER DEFAULT. If the Purchaser fails to make any payment (including any Backbone Payment) required by this Agreement on the applicable Due Date, or if the Purchaser is otherwise in material breach of this Agreement, and such payment default continues unremedied for a period of at least fifteen
(15) days or such other breach continues for a period of at least thirty (30) days, the Grantor may notify the Purchaser in writing of such payment default or other breach and if full payment is not received or such other breach is not fully remedied within ten (10) days of such notification, the Grantor: (i) may suspend or terminate all or any portion of the Capacity or Other Services provided to Purchaser hereunder, until such payment default or other breach has been cured (including payment of default interest, if any) and
(ii) shall be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement). The suspension or termination of this Agreement shall not relieve the Purchaser of its obligation to make full payment of all amounts incurred under this Agreement up to and including the date of suspension. Following a suspension of service unless this Agreement has been terminated, upon the Purchaser's payment in full of all amounts due hereunder in accordance with the terms hereof, the Grantor shall be required to reinstitute the Capacity or Other Services.

         15.2 GRANTOR DEFAULT. (a) If the Grantor is in material breach of this Agreement and such breach continues for a period of at least (30) days, the Purchaser may notify the Grantor in writing of such breach and if such breach is not fully remedied with fifteen (15) days of such notification, the Purchaser shall, for so long as such breach continues, be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce Grantor's obligations under this Agreement.

         (b) Without in any way limiting the effect of the preceding paragraph (a), the Grantor agrees that any breach of its representation or change in circumstance which makes it impossible for its representations contained in clause (xii) of Section 13.1(a) to be true and correct in all material respects shall be deemed to be a default by the Grantor under this Agreement.

                           SECTION 16. ASSIGNMENT AND
                            MERGER OR CONSOLIDATION

         16.1 ASSIGNMENT. (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that, except for the assignment of the Purchaser's or the Grantor's rights under this Agreement to one or more of the Purchaser's or the Grantor's lenders as security and except as provided in paragraph (b) of this Section, neither this Agreement nor any of the rights or interests hereunder shall be assigned, transferred or otherwise disposed of or the obligations hereunder delegated by either party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. The filing of a bankruptcy proceeding, voluntary or involuntary, shall constitute a notice of intent to transfer under this Section.

         (b) Each party hereto shall be permitted to assign, transfer or otherwise dispose of any or all of their rights hereunder and delegate any or all of their obligations hereunder to any entity controlled by, under the same control as, or controlling, such party: provided, that any such assignment, transfer or other disposition shall not release such party from its obligations hereunder, unless the other party consents otherwise in writing, which consent shall not be unreasonably withheld, conditioned or delayed (it being understood that it is not unreasonable to withhold consent if the assignee or transferee is not as creditworthy as the assignor). Each party shall give the party notice of any such assignment, transfer or other disposition or any such delegation.

         (c) Any transfer by a party to this Agreement of such party's obligations or its rights hereunder which is in violation of this Section shall be void and of no force and effect.

         16.2 MERGER OR CONSOLIDATION. (a) Each of the Grantor and the Purchaser covenants that it shall not consolidate or merge with or into any Person, nor sell, transfer, convey or lease all or substantially all its properties or assets as an entirety to any Person (any party the subject of such a transaction, an "Affected Party"), unless: (i) the successor entity (the "Successor Entity") formed by such consolidation or with or into which the Affected Party is merged, or the Successor Entity that acquires by conveyance, transfer or lease all or substantially all the Affected Party's assets as an entirety, (A) shall be authorized under all applicable laws to perform the obligations of the Affected Party under this Agreement to the same extent as the Affected Party prior to such transaction, (B) shall not be financially insolvent immediately after giving effect to such transaction, and (C) shall execute and deliver to the other party hereto an agreement in form and substance reasonably satisfactory to the other party hereto, containing an assumption by such Successor Entity of the due and punctual performance of each provision of this Agreement to be performed or observed by the Affected Party (which agreement shall be deemed to be reasonably satisfactory to the other party hereto if such party has not notified the Affected Party to the contrary within (30) days of receipt thereof); and (ii) immediately prior to and immediately after giving effect to such transaction, no default under this Agreement shall have occurred and be continuing.

         (b) Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of substantially all the assets of the Affected Party in accordance with this Section 16.2, the Successor Entity formed by such consolidation or with or into which the Affected Party shall be merged, or to which such sale, conveyance, transfer or lease shall be made, shall succeed to, and be substituted for, and may exercise every right and power and shall be subject to each and every obligation of, the Affected Party under this Agreement with same effect as if such Successor Entity had been a party to this Agreement. No such sale, conveyance, transfer or lease of all or substantially all the assets of the Affected Party shall have the effect of releasing the Affected Party or any Successor Entity that shall theretofore have become such in the manner prescribed in this Section 16.2 from its liability under this Agreement.

                           SECTION 17. MISCELLANEOUS

         17.1 CONTENT AND CERTAIN PARAMETERS REGARDING USE OF CAPACITY. The Purchaser agrees (i) not to use the Capacity (or any Other Service) for any unlawful purpose, including any use which constitutes or may constitute a violation of any local, state or federal obscenity law and (ii) that, during the Term, at least ten percent (10%) of its total use of Capacity shall constitute interstate transmissions. The parties hereto acknowledge that from time to time a portion or portions of the Purchaser's use of Capacity may be intended for transmission upon a portion of the System that is a multimedia fiber with respect to which the Grantor is contractually limited to use for multimedia transmissions (i.e. video and radio transmission services and/or related applications, including, graphic, visual, imaging, interactive and multimedia transmissions). In such event, the Purchaser agrees, upon request from the Grantor , to identify the nature of its proposed use of Capacity. Nothing in the preceding two sentences shall be construed in such a manner as would relieve the Grantor of its obligation to provision Capacity on the System pursuant to the terms of this Agreement.

         17.2 PURCHASER FACILITIES. The Purchaser has sole responsibility for installation, testing and operation of facilities, services and equipment ("Purchaser Facilities") other than those specifically provided by the Grantor as part of the Capacity or Other Services as described in this Agreement or in a Service Order. In no event will the untimely installation or non-operation of the Purchaser Facilities relieve the Purchaser of its obligation to pay charges for the Capacity or Other Services after the Actual Start Date.

         17.3 TITLE TO EQUIPMENT. This Agreement shall not, and shall not be deemed to, convey to the Purchaser title of any kind to any of the transmission facilities, including all optronics, digital encoder/decoders, telephone lines, microwave facilities or other facilities utilized in connection with the Capacity; provided however that the Grantor acknowledges that the Purchaser's IRU in the Capacity on the System entails the use of such transmission facilities. Any equipment provided by the Purchaser must be itemized on a schedule listing all such the Purchaser-provided equipment and appended to the Service Order to which use of that equipment relates and the Grantor shall not be obligated to provide any Ancillary Service for the Purchaser if the Purchaser will be providing any of its own equipment unless and until such equipment is itemized in accordance with this sentence.

         17.4 PUBLICITY AND CONFIDENTIALITY. (a) Confidentiality. The provisions of this Agreement and any non-public information, written or oral, with respect to this Agreement ("Confidential Information") will be kept confidential and shall not be disclosed, in whole or in part, to any Person other than Affiliates, officers, directors, employees, agents or representatives of a party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such Persons to treat such Confidential Information in accordance with the terms of this Section 17.4. Nothing herein shall prevent a party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any law, regulation of any regulatory agency or authority (including any filing that a party hereto may have to make with the Securities and Exchange Commission of the United States), (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) to a party's legal counsel or independent auditors, (v) to prospective lenders to the Grantor or the Purchaser, and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this
Section 17.4; provided, however, that if a receiving party is ordered or required to disclose Confidential Information pursuant to either of the preceding clauses (i) or (ii), such party shall promptly notify the other party of the order or request and permit the disclosing party (at its expense) to seek an appropriate protective order. Notwithstanding anything herein to the contrary, each of the following shall be deemed to be excluded from provisions hereof: any Confidential Information that is (A) already in the possession of, is known to, or is independently developed by the receiving party, (B) or becomes publicly available through no fault of the receiving party, (C) obtained by the receiving party from a third-party without breach by such third-party of an obligation of confidence with respect to the Confidential Information disclosed. The parties acknowledge that the Purchaser will need to and will be permitted to disclose Confidential Information (including, specifically, the System's performance standards) to potential customers of the Purchaser subject to the prior written consent of the Grantor. The Purchaser may seek such consent, including consent to disclose a redacted version of this Agreement to multiple customers, which consent shall not be unreasonably withheld, conditioned or delayed by the Grantor.

         (b) Effect of Termination. Upon termination or expiration of this Agreement for any reason, or upon request of the disclosing party, all Confidential Information, together with any copies thereof, shall be returned to the disclosing party or certified destroyed by the receiving party.

         (c) Equitable Relief. The parties acknowledge that in the event of a breach or threatened breach of the provisions of this Section 17.4, remedies at law will be inadequate and that either party shall be entitled to an injunction or other specific performance to enforce this provision, provided, however, that nothing herein shall be construed as precluding the injured party from pursuing further remedies.

         (d) Publicity. The foregoing shall not restrict either party from publicly announcing that it has entered into this Agreement with the parties hereto, but without including any details contained in this Agreement. Notwithstanding the foregoing, however, neither party shall issue a press release concerning the execution of this Agreement without the prior written consent of the other party.

         17.5 NOTICE. Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or by a recognized overnight delivery service or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section):

    If to the Purchaser:   3625 Queen Palm Drive
                           Sabal VII Building
                           Tampa, Florida 33619
                           Attn: Divisional Vice President, Network Planning
                           Fax No.:
                           Telephone:

    With a copy to:        3625 Queen Palm Drive
                           Sabal VII Building
                           Tampa, Florida 33619
                           Attn: General Counsel

          If to the Grantor:       One Williams Center, 26th Floor
                                   Tulsa, Oklahoma 74172
                                   Attn: Contract Administration
                                   Fax No.: (918) 561-6578
                                   Telephone: (918) 588-5760

          With a copy to:          One Williams Center, Suite 4100
                                   Tulsa, Oklahoma 74172
                                   Attn: General Counsel

Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if sent by overnight delivery service the date when delivered or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission with written or telephone confirmation of receipt.

               17.6 INTEGRATION. This Agreement (including the attachments hereto) represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the parties hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the attachments hereto.

               17.7 WRITTEN AMENDMENT. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto.

               17.8 RELATIONSHIP OF PARTIES. This Agreement shall not form a joint venture or partnership or similar business arrangement among the Grantor and the Purchaser and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement nor shall any party be deemed to be the agent or partner of any other party. No party shall have the right to bind any other party.

               17.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

               17.10 NO THIRD PARTY BENEFICIARIES. This Agreement does not provide and is not intended to provide third parties (including customers of the Purchaser, any permitted transferee of the Capacity (other than a permitted transferee of all the Purchaser's rights and obligations under this Agreement) or any other permitted user of the Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right. Furthermore, the Purchaser acknowledges that, except as set forth in any Service Order, it is not a third party beneficiary of any agreement entered into by the Grantor.

               17.11 ATTORNEYS' FEES. If a proceeding is brought for the enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in such action or proceeding in addition to any other relief to which such party may be entitled.

     17.12 SEVERABILITY. If any provision of this Agreement is found by an arbitral, judicial or regulatory authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

     17.13 NO WAIVER. The failure of either party to enforce any provision hereof shall not constitute the permanent waiver of such provision.

     17.14 SETTLEMENT OF DISPUTES. The parties hereto shall endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Agreement within sixty (60) days. The disputing party shall give the other party written notice of the dispute in accordance with the notice provision of this Agreement. The other party shall submit a response within twenty (20) days after receiving said notice. The notice and response shall include (a) a summary of the party's position and a summary of the evidence and arguments supporting its position, and (b) the name of the executive who will represent the party. The executives shall meet at a mutually acceptable time and place within thirty (30) days of the disputing party's notice and thereafter as often as they deem reasonably necessary to resolve the dispute. If the matter has not been resolved within sixty (60) days of the disputing party's notice, either party may pursue its rights and remedies within a court of competent jurisdiction. All negotiations conducted pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

     17.15 RIGHT TO AUDIT. No more than two (2) times in any twelve (12) month period, the Purchaser shall have the right, at its sole expense, to appoint a third-party consultant to audit the books and records of the Grantor to ensure the Grantor's compliance with Section 3.3 hereof and the accuracy of any pass through pricing. Any consultant appointed pursuant to the preceding sentence must agree to treat the Grantor's records and books as confidential pursuant to the Grantor's standard confidentiality agreement and may only disclose to the Purchaser the fact that the applicable costs charged to the Purchaser do not correspond to the Grantor's records (such permissible disclosure shall include the precise amount of any such variance).

     17.16 INTRASTATE INTEREXCHANGE SERVICE. Notwithstanding anything in this Agreement to the contrary, the Purchaser may use any Interexchange Service provided under this Agreement only if such Interexchange Service is used for carrying interstate telecommunications traffic subject to the jurisdiction of the FCC. The Grantor and its Affiliates shall not be obligated to make available Interexchange Service on a Circuit with end points within a single state unless the Purchaser represents in writing to the Grantor that such Interexchange Service shall be used to carry interstate telecommunications traffic. If it is determined at any time that any Interexchange Service is subject to applicable state laws, regulations and/or tariffs, the Grantor or its Affiliates may (i) provide such Interexchange Service pursuant to such applicable state laws, regulations and/or tariffs or (ii) discontinue provision of the affected Interexchange Service.

     17.17 Conflict of Law. Notwithstanding anything in this Agreement to the contrary, the Grantor may immediately suspend the provision of Capacity or any Other Service to the Purchaser, in whole or in part, if (i) the Grantor determines that the provision of such Capacity or Other Service violates the Communications Act (including the Telecommunications Act of 1996) in any material manner or (ii) a change in federal or state law or promulgation of any rule, regulation or order of the FCC or other governmental instrumentality makes the Grantor's performance hereunder commercially impracticable in any material manner.

     17.18 No Conflicting Tariffs. The Grantor does not intend to file any tariff in any jurisdiction that would materially change the Rates and the terms and conditions of this Agreement. If such tariff is filed, and if such tariff has the effect of increasing the rates and charges that the Purchaser pays under this Agreement, the Grantor will remit to the Purchaser the difference between the Rates and charges in this Agreement, and any increased rates and charges that the Purchaser pays as a result of the tariff filing, on a month-to-month basis, thirty (30) days after the Purchaser pays the higher rates or charges.

     17.19 Compliance with Law. Each party hereto shall use reasonable efforts to comply with all laws, orders, regulations, directories, actions or requests of the United States government or of a state or local government or any instrumentality thereof in order to enable it to comply with its obligations hereunder.

                    [rest of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.

                                        WILLIAMS COMMUNICATIONS, INC., as
                                        Grantor

                                        By: /s/
                                           ------------------------------
                                           Name:
                                           Title:


                                        INTERMEDIA COMMUNICATIONS INC.,
                                        as Purchaser

                                        By: /s/ BOB ROUSE
                                           ------------------------------
                                           Name: Bob Rouse
                                           Title: EVP

                                   SCHEDULE 1
                                     TO THE
                          CAPACITY PURCHASE AGREEMENT
                             DATED JANUARY 5, 1998
                     Grantor's Private Line and ATM Service

                               SERVICES & PRICING

This Private Line Service and ATM Services Schedule ("PLSS") is made as of this 5th day of January ___, 1998, and is subject to that Capacity Purchase Agreement No. __________ (the "Capacity Agreement") by and between Williams Communications, Inc. d/b/a Williams Network, a Delaware corporation ("Grantor"), and Intermedia Communications, Inc. a Delaware corporation ("Purchaser").

1. DESCRIPTION OF PRIVATE LINE SERVICE: With respect to On-Net Service, Grantor's Private Line Service (in this Schedule, the "Private Line Service" or "Service") provides domestic DS-3 and optical SONET (OC-N) circuits which are specifically dedicated to Purchaser's use between two
     (2) points specified by the Parties in a Service Order, accepted by Grantor in accordance with the Capacity Agreement, and meeting the technical requirements defined in the "Technical Specifications for Private Line Service" attached hereto.

     DESCRIPTION OF ATM SERVICE: Williams Network Asynchronous Transfer Mode
     (ATM) is multi-service technology that provides integration of disparate networks onto a single communications infrastructure provided in accordance with the attached "Technical Specifications for Private Line Service". ATM technology takes voice, data and video packets and divides them into equally sized, 53-byte cells and transmits them over the Williams Network ATM network.

2 RATES & CHARGES: Private Line Service has three basic rate elements; IXC Charges, Local Access Charges, and Non-recurring Charges. Williams Network ATM service has three basic rate elements; Access, Port Connections, and either Committed Bit Rate (CBR), or Variable Bit Rate (VBR) Permanent Virtual Circuits (PVCs) and Virtual Paths (VPs).

2.1 IXC. Monthly recurring IXC Charges for Private Line Service are determined by multiplying the unit price, representing the charge for one Voice Grade Equivalent Circuit over one vertical and horizontal mile or route mile, by the number of Voice Grade Equivalent Circuits constituting the Circuit ordered, as such appear in the pricing matrix attached to this Schedule 1.

     ATM. Permanent virtual circuit (PVC) and Virtual Path (VP) bandwidth charges. PVC and VP charges are based on the class of service (CoS) and bandwidth selected. Bandwidth charges are stated in Committed Information Rates (CIR) or Megabit per second (Mbps) increments for one-way, or Simplex PVCs. CIR increments are available in 1Meg increments up to 40Mbps for DS3 ports, 5 Meg increments up to 150 Mpbs for OC3 ports and 25 Meg increments up to 600 Mbps for OC12 ports. Two Classes of Service are offered; Constant Bit Rate (CBR) and Variable Bit Rate (non real time) (VBRnrt). Monthly recurring charges for port, PVCs and VPs are as reflected on the Attached pricing matrix.

2.2 Local Access Charges. Local Access Charges are based on the cost of transmission capacity provided by Purchaser or a third party supplier to extend the Services provided by Grantor from a Grantor Point of Presence to any other location and are provided as set forth in the Capacity Agreement.

2.4 Non-Recurring Charges: Non-recurring charges for On-Net Service are as set forth in the attached pricing matrix. Non-recurring charges for any Service provided by a third-party, whether Off-Net Service, Local Access, or other, are as established by the third-party providing such Service. Installation charges shall apply to the normal installation of equipment necessary to provide the requested service to the point of demarcation at the Purchaser's premises. Additional Installation charges shall apply when Grantor is required to install equipment other than that normally required to provide the service or when Purchaser requests special equipment. The non-recurring charges are subject to change, upon thirty (30) days prior written notice from Grantor to Purchaser.

3.   TERMS OF SERVICES:

3.1 Upon acceptance of a Service Order, Grantor shall confirm Purchaser's requested Start Date, or inform Purchaser of the estimated date for the delivery of each service. Grantor shall use commercially reasonable efforts to install each such service on or before the Start Date, but the inability of Grantor to deliver a facility by such date shall not be a Default under this Agreement provided that Grantor has coordinated closely with Purchaser regarding the inability to deliver a facility or requested service. If Grantor fails to make any facility available within thirty (30) days after the Start Date, Purchaser's remedy shall include, but not be limited to, cancellation of the Service Order which pertains to such Service by ten
     (10) calendar days prior written notice to Grantor.

3.2 The effective date of each service (the "Service Effective Date") shall begin as indicated in the Capacity Agreement.

4.   CHANGE OF SERVICES:

4.1 Change of Service Date. If Purchaser desires to change the date on which Purchaser has requested that Service be available, Purchaser will coordinate such changes during the normal Network Deployment Plan update process described in the Capacity Purchase Agreement. Purchaser may be charged a Change of Service Date Charge only in the event that such prior coordination has not occurred. Purchaser will also be charged for any charges incurred by Grantor from third party providers as a result of Purchaser's request for Change of Service Date.

4.2 Change of Service Order. If Purchaser requests a modification to the information contained in a Service Order (other than a Change of Service
     Date) prior to completion of installation of the Service, Purchaser will incur a Change of Service Order Charge. No charge will be incurred if the change is to the IXC part of the Service Order and is administrative in nature (i.e. billing address, contact information, etc.). A charge will be incurred if the administrative change relates to Local Access for which Grantor is acting as agent.

     Change of Service Order charges will be lower if the Purchaser requests such change within five (5) business days after a Service Order has been accepted by Grantor ("pre-engineering") and will be higher if such change is received after that time ("post-engineering"). Any expedited order will be considered to be in the post-engineering stage two (2) business days after the Service Order is accepted by Grantor.

4.3 Change of Service Charges. If Purchaser requests a change to Services after such Services have been installed, Purchaser will incur a Change of Service Charge. If such Change of Service is administrative in nature, Purchaser will not incur a charge, unless such administrative change applies to Local Access services which have been ordered by Grantor as agent for Purchaser. In addition to the Change of Service Charge, Purchaser will be responsible for any charges due to re-engineering which is required as a result of Purchaser's request for Change of Service.

5.   OUTAGE CREDITS:

5.1 Purchaser acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Service or Services are "UNAVAILABLE" (as defined in the Specifications) for a continuous period of two (2) hours (hereafter an "OUTAGE"). An Outage shall begin upon recognition by Grantor or notice from Purchaser that the Service is interrupted. In the event of an Outage, Purchaser shall be entitled to a credit (the "OUTAGE CREDIT") at the rate of 1/720 of the monthly recurring charge for the IXC portion of the circuit for each hour in excess of the first two (2) consecutive hours that the affected service fails to conform to the Specifications.

5.2 Purchaser shall not receive an Outage Credit if the interruptions are (a) of a duration of less than two (2) consecutive hours, (b) caused by the negligence or willful misconduct of Purchaser or others authorized by Purchaser to use the services under this Agreement, (c) due to the failure of power, facilities, equipment, systems or connection not provided by Seller, (d) caused by the failure of access to Seller's fiber optic network, (e) resultant from scheduled maintenance where Purchaser has been notified of scheduled maintenance in advance, (f) due to a Force Majeure event as defined in Section 8.4 of the CAPACITY AGREEMENT.

5.3 All Outage Credits shall be credited on the next monthly invoice for the affected Service.

5.4 The Outage Credit described in this Section 5 of this PLSS shall be the sole and exclusive remedy of Purchaser in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Agreement.

6.0  Service Parameters

     6.1 General: The service intervals and system performance standards defined in this schedule apply to both existing circuits transferred to the Grantor under terms of the IRU and to all new circuits ordered from the

          Grantor subsequent to the execution of the IRU.

     6.2  Service Intervals

------------------------------------------------------------------------------------------------------------
Ordering Timelines
------------------------------------------------------------------------------------------------------------
Order Acknowledgment                                      24 hours
------------------------------------------------------------------------------------------------------------
Advanced Scheduled Maintenance Notification               20 calendar days
------------------------------------------------------------------------------------------------------------
Advanced Emergency Maintenance                            ASAP
Notification
------------------------------------------------------------------------------------------------------------
FOC, including carrier selection and containing           10 business days after submission to Grantor
due date confirmation
------------------------------------------------------------------------------------------------------------
LOA                                                       3 business days
------------------------------------------------------------------------------------------------------------
Pop-to-Pop DLR (See paragraph 6, below)                   5-7 after initial request
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Installation Timelines                                    From Date Order Accepted
------------------------------------------------------------------------------------------------------------
DS-0                                                      To be negotiated
------------------------------------------------------------------------------------------------------------
DS-1                                                      To be negotiated
------------------------------------------------------------------------------------------------------------
DS-3                                                      21 Business Days
------------------------------------------------------------------------------------------------------------
OC-3 (but not OC-3c)                                      90 Business Days
------------------------------------------------------------------------------------------------------------
OC-12 (but not OC-12c)                                    90 Business Days
------------------------------------------------------------------------------------------------------------
OC-48                                                     90 Business Days
------------------------------------------------------------------------------------------------------------
OC-192                                                    To be negotiated
------------------------------------------------------------------------------------------------------------


     6.3  Technical Specifications:

-------------------------------------------------------------------------
                       Transmission Rates
-------------------------------------------------------------------------
Device                                       Private Line (On-net)
-------------------------------------------------------------------------
DS-3                                              44.736 Mbps
-------------------------------------------------------------------------
OC-3/3c                                          155.520 Mbps
-------------------------------------------------------------------------
OC-12/12c                                        622.080 Mbps
-------------------------------------------------------------------------
OC-48                                           9953.280 Mbps
-------------------------------------------------------------------------

6.4 Network Availability: 99.95% in calendar year 1998, and 99.995% thereafter. Both percentages may be identified as "Network Availability". All Network Availability is measured on a calendar year basis from POP to POP. The Network Availability applies only to On-Net Service. Availability of Off-Net Service, Local Access, or Interconnection is only as provided by the applicable third-party carrier. Force Majeure Events will not be included in the calculation of Network Availability.

6.5  Mean Time to Repair


     a.   Equipment - 2 hours.

     b.   Cable - 4 hours on site, 6 hours repairing first fiber.

6.6 Performance (% Error Free Seconds): 99.5% from POP to POP measured over a calendar year (the "EFS"). The EFS will only apply to On-net Service. The EFS of Off-Net Service, Local Access, or Interconnection is only as provided by the applicable third-party carrier. Force Majeure Events will not be included in the calculation of the EFS.

                              -------------------------------------------------------------------------------
                                  Systems Availability      Threshold Bit Error Rate      Error Free Seconds

-------------------------------------------------------------------------------------------------------------
Structurally Diverse Route              99.995%                    10 * 99.95%                 99.50%
-------------------------------------------------------------------------------------------------------------
Non-Structurally Diverse Route           99.95%                    10 * 99.95%                 99.50%
-------------------------------------------------------------------------------------------------------------
Structurally Diverse Spur               99.995%                    10 * 99.95%                 99.50%
-------------------------------------------------------------------------------------------------------------
Non-Structurally Diverse Spur            99.95%                    10 * 99.95%                 99.50%
-------------------------------------------------------------------------------------------------------------

6.7 Moves/Adds/Changes.

   a. In addition to new service orders, Williams Communications shall issue a POP-to-POP circuit design layout record when circuits are moved, added, changed, rehomed, regroomed, 5-7 business days after initial request for move, add, change, rehome, regroom, etc. is submitted Williams will submit copies of LEC-issued circuit design layout records immediately upon receipt from the LEC.

   b. Grantor will provide a monthly DLR report summarizing all moves/adds/changes to DLRs occurring in the previous month.

6.8 Grantor agrees to provide the following:

   a. Priority Restoral Status for On-Net Service when electronic restoration becomes available and structurally diverse paths and OSS restoration applications are implemented.

   a. An electronic view into that portion of the Grantor's Network utilized by the purchaser under this agreement - including but not limited to trouble tickets, alerts, and alarms, when such functionality is implemented by the Grantor.

   b. Proactive notice on all outages and expedited escalation thereof and escalation pursuant to the Grantor's escalation procedures executed through an assigned contact person for Purchaser.

   c. Identification of underlying carriers as requested on circuit.

   e. Circuit diversity, including proof of diversity, when ordered, by circuit, and including verification of diversity following any moves, adds, changes, regrooming, rehoming, etc. Purchaser will provide DLR for circuits for which diversity is requested at the rates indicated in the relevant Service Order set in accordance with the terms of the Capacity Agreement. A diverse circuit is subject to On-Net or Off-Net Rates additional to the original circuit.

   d. Escalation lists up to and including the Vice-President of Operations and Engineering of Grantor.

   e. Regularly scheduled service review meetings with the Purchaser.

   f. 30 minute callbacks with status notices or a similarly agreed upon update mechanism during outages as required by the Purchaser.

   g. Hotline call-in number to monitor restoral status.

   g. Fully functional and tested disaster recovery NOC site in Tulsa and in Houston backup center when implemented (Houston's planned implementation in 1999).

   j. Assigned service manager.

   h. Regular performance reports on MTTR, % availability, distribution of resolution codes, failure rates on particular equipment components specific to Purchaser's network.

   m. Assigned circuit provisioner.

   n. Coordination of restoral procedures.

6.9 Failures and Response Times. Purchaser defines the classes of service failures and response times as follows:

Type Failure      Definition                                     Response Time

  MAJOR           A major failure is defined as a service        4 Hours on site
                  affecting outage (e.g., a cut cable or major equipment breakdown) or the loss of an entire site, i.e., any failure affecting one or more circuits.

MINOR     Any failure which has no effect on existing service.   24 hours
          Such a failure includes a failed or loose termination.
          Redundant system equipment or alternate path cabling maintains service.

6.10 Remedies of Purchaser for Grantor Failure to Comply with Applicable Standards. In the event that the Grantor fails to comply with applicable Service Intervals, System Performance Standards and in any thirty (30) day period with respect to On-Net Service, only, as stated in this schedule, the following remedies shall apply:

     a) Failure to Comply. Failure to comply is defined as the inability to meet the agreed upon standards for Service Intervals and System Performance Standards in any thirty (30) day period.

     b) Remedy. In the event of a Failure to Comply, Grantor shall be obligated to Purchaser as follows:

        1) Failure to Comply with Service Intervals - Grantor shall waive Williams installation fees and provide one month free service charged by Williams on the affected customer order(s). Any fees charged to Grantor by third party providers will not be waived.

        2) Failure to Comply with System Performance Standards - Grantor shall provide a credit of 15% of the monthly recurring charge exclusive of local access to Purchaser's next bill on the affected customer order(s).

               TECHNICAL SPECIFICATIONS FOR PRIVATE LINE SERVICE
               -------------------------------------------------


1.0  Interconnection Specifications

1.1 DS-3. DS-3 service is provided in accordance with ANSI Standard T1.102 (formerly AT&T Compatibility Bullentin 119) and Technical Reference 54014'4. DS-3 Service operates at 44.736 Mbps.

1.2 Optical SONET Services (OC-N). Optical SONET Services are provided in accordance with ANSI Standard T1.105. OC-3 Service operates at 155.520 Mbps and is configured with 3 separate STS-1 signaling paths. OC-12 Service operates at 622.080 Mbps with 12 separate STS-1 signaling paths. OC-12C Service operates at 622.080 Mbps with 1 STS-12C signaling path (or 4 separate STS-3C signaling paths). OC-48 Service operates at 9953.280 Mbps and is configured with 48 separate STS-1 signaling paths.

2.0  Quality Standards

2.1 General. DS-3 and Optical SONET Service standards apply on a one-way basis between the Purchaser Premises Network Interface Points ("CPNIP") which are connected to Local Access between which DS-3 and Optical SONET Interexchange Service is provided (CPNIP to CPNIP or End-to-End) and exclude nonperformance due to force majeure or planned interruptions for necessary maintenance purposes. The actual end-to-end availability and performance of DS-3 and Optical SONET Service may be affected by the Purchaser provided equipment, dependent upon the type and quality of Purchaser equipment used. (Purchaser provided Local Access may not meet these specifications.)

2.2 Availability. Availability is a measurement of the percent of total time that service is operative when measured over a calendar year period. DS-3 and Optical SONET Service is considered inoperative when there has been a loss of signal or when two consecutive 15 second loop-back tests confirm the observation of any severely errored seconds or a bit error rate equal to or worse than 1 x (10 raised to -3). The Local Access availability standards for DS-3 and Optical SONET Services or any Off-Net Service are established by the Local Access Provider or Off-Net Service provider.

2.3 Performance (% Error Free Seconds, while Available). Performance is noted in Error Free Seconds (EFS) which are a measure of the percentage of total seconds when measured over a consecutive 24 hour period that do not contain bit errors. Performance shall be measured on a one-way basis using a Pseudo Random Bit Sequence test pattern as defined in CCITT Recommendation 0.151. The Error Free Seconds standards for the Local Access for DS-3 and Optical SONET Service or for Off-Net Service is established by the Local Access Provider or Off-Net Service provider.

------------------------------------------------------------------------------
              Williams Network Asynchronous Transfer Mode Service

                            TECHNICAL SPECIFICATIONS


1.0 Definition. Williams Network technical specifications are stated as an objective that the ATM network will perform in accordance with prevailing telecommunications industry standards. Williams Network will use reasonable efforts to remedy delays, interruptions, omissions or mistakes within the ATM network.

1.1 Performance Objectives. All service provided under the Williams Network Asynchronous Transfer Mode Service are measured using two variables:
     Network availability and Mean-time-to-repair.

1.2 Network Availability is a measurement of actual service time to stated service time. Network Availability objective: -99.99%

1.3 MTTR is the average time required to restore service and resume availability and is stated in terms of equipment and cable outages. The time is measured from the moment the outage is reported until the service is available and applies specifically to equipment outages or failures.

               MTTR objective:                     - 2 Hours (Equipment)

                                                   - 4 Hours (Cable)

1.4 Calculation. Williams Network calculates network availability on customer action requests. The customer must notify Williams Network and initiate an action request to determine if service level variables 1.2 & 1.3 were met.

                                     Rates


Private Line Pricing ($/VGE V&H mi) unless otherwise specified
--------------------------------------------------------------------------------------------------------
          New Commitment        DS3              OC3           OC12            OC48           OC192*
--------------------------------------------------------------------------------------------------------
****      ****                  ****            ****           ****            ****            ****
****      ****                  ****            ****           ****            ****            ****
****      ****                  ****            ****           ****            ****            ****
****      ****                  ****            ****           ****            ****            ****
****      ****                  ****            ****           ****            ****            ****
--------------------------------------------------------------------------------------------------------


*OC192 pricing is $/VGE route mile


OS-3      Non-Recurring/Ancillary
--------------------------------------------------------------------------------------------------------
                                                IXC              Cross-Connect        Local Loop Admin
--------------------------------------------------------------------------------------------------------
Installation                            $         2,000.00            N/C            $         100.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date-Initial                  N/C                    N/C            $         100.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date-Subsequent        $           500.00       $         250.00    $         100.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Administration                 N/C                    N/C            $         100.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Pre-Engineering         $           500.00       $         250.00    $         100.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Post-Engineering        $         2,000.00       $         500.00    $         100.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Pre-Engineering    $           500.00       $         250.00    $         100.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Post-Engineering   $         2,000.00       $         500.00    $         100.00
--------------------------------------------------------------------------------------------------------
Change of Service - Admin                      N/C                    N/C            $         100.00
--------------------------------------------------------------------------------------------------------
Change of Service - Re-Engineering      $         2,000.00       $         500.00    $         100.00
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Recurring                                    Passthrough
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Non-Recurring                                Passthrough
--------------------------------------------------------------------------------------------------------
Contract Termination                                     100% of remain contract life
--------------------------------------------------------------------------------------------------------
Additional Install/Maint/Eng/Tech Chngs              $100.00/Hr, $125.00/Hr After hours
--------------------------------------------------------------------------------------------------------
Local Loop Billing Admin                $                                                      150.00
--------------------------------------------------------------------------------------------------------



OC-3      Non-Recurring/Ancillary
--------------------------------------------------------------------------------------------------------
                                                IXC              Cross-Connect        Local Loop Admin
--------------------------------------------------------------------------------------------------------
Installation                            $         5,000.00            N/C            $         300.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date-Initial                  N/C                    N/C            $         300.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date-Subsequent        $         1,250.00       $         500.00    $         300.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Administration                 N/C                    N/C            $         300.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Pre-Engineering         $         1,250.00       $         500.00    $         300.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Post-Engineering        $         5,000.00       $       1,250.00    $         300.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Pre-Engineering    $         1,250.00       $         500.00    $         300.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Post-Engineering   $         5,000.00       $       1,250.00    $         300.00
--------------------------------------------------------------------------------------------------------
Change of Service - Admin                      N/C                    N/C            $         300.00
--------------------------------------------------------------------------------------------------------
Change of Service - Re-Engineering      $         5,000.00       $       1,250.00    $         300.00
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Recurring                                    Passthrough
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Non-Recurring                                Passthrough
--------------------------------------------------------------------------------------------------------
Contract Termination                                   100% of remain contract life
--------------------------------------------------------------------------------------------------------
Additional Install/Maint/Eng/Tech Chngs               $100.00/Hr, $125.00/Hr After hours
--------------------------------------------------------------------------------------------------------
Local Loop Billing Admin                $                                                      150.00
--------------------------------------------------------------------------------------------------------



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                     Rates



OC-12      Non-recurring/Ancillary
--------------------------------------------------------------------------------------------------------
                                               IXC              CROSS-CONNECT        LOCAL LONG ADMIN
--------------------------------------------------------------------------------------------------------
Installation                            $        18,000.00            N/C            $       1,000.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date - Initial               N/C                    N/C             $       1,000.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date - Subsequent      $         3,500.00       $       1,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Administration                N/C                    N/C             $       1,000.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Pre-Engineering         $         3,500.00       $       1,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Post-Engineering        $        18,000.00       $       3,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Pre-Engineering    $         3,500.00       $       1,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Post-Engineering   $        18,000.00       $       3,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Change of Service - Admin                     N/C                    N/C             $       1,000.00
--------------------------------------------------------------------------------------------------------
Change of Service - Re-Engineering      $        18,000.00       $       3,500.00    $       1,000.00
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Recurring                                    Passthrough
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Non-Recurring                                Passthrough
--------------------------------------------------------------------------------------------------------
Contract Termination                                    100% of remain contract life
--------------------------------------------------------------------------------------------------------
Additional Install/Maint/Eng/Tech Chgs               $100.00/Hr, $125.00/Hr After hours
--------------------------------------------------------------------------------------------------------
Local Loop Billing Admin                $                                                      150.00
--------------------------------------------------------------------------------------------------------




OC-42      Non-recurring/Ancillary
--------------------------------------------------------------------------------------------------------
                                               IXC              CROSS-CONNECT        LOCAL LONG ADMIN
--------------------------------------------------------------------------------------------------------
Installation                            $        48,000.00            N/C            $       3,500.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date - Initial                N/C                    N/C            $       3,500.00
--------------------------------------------------------------------------------------------------------
Chng of Req. Svc Date - Subsequent      $        12,000.00       $       5,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Administration                 N/C                    N/C            $       3,500.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Pre-Engineering         $        12,000.00       $       5,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Chng of Order - Post-Engineering        $        48,000.00       $      12,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Pre-Engineering    $        12,000.00       $       5,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Order Cancellation - Post-Engineering   $        48,000.00       $      12,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Change of Service - Admin                      N/C                    N/C            $       3,500.00
--------------------------------------------------------------------------------------------------------
Change of Service - Re-Engineering      $        48,000.00       $      12,000.00    $       3,500.00
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Recurring                                    Passthrough
--------------------------------------------------------------------------------------------------------
Off-Net Ancillary - Non-Recurring                                Passthrough
--------------------------------------------------------------------------------------------------------
Contract Termination                                     100% of remain contract life
--------------------------------------------------------------------------------------------------------
Additional Install/Maint/Eng/Tech Chgs                $100.00/Hr, $125.00/Hr After hours
--------------------------------------------------------------------------------------------------------
Local Loop Billing Admin                $                                                      150.00
--------------------------------------------------------------------------------------------------------

ATM PRICING

                   ATM VBR PRICING MONTHLY RECURRING CHARGES


          Port     CIR(Mbps CIR HIGH Port      CoS     Price Per Meg
          DS3           1         9  $ 6,000   VBRnrt     $325
                       10        19  $ 6,000   VBRnrt     $312
                       20        29  $ 6,000   VBRnrt     $306
                       30        40  $ 6,000   VBRnrt     $299
          OC3           5        25  $15,000   VBRnrt     $312
                       25        35  $15,000   VBRnrt     $306
                       40        55  $15,000   VBRnrt     $299
                       60        75  $15,000   VBRnrt     $293
                       80        95  $15,000   VBRnrt     $286
                      100       120  $15,000   VBRnrt     $280
                      125       150  $15,000   VBRnrt     $273
          OC12    ICB


NON RECURRING CHARGES
Non-recurring charges include installation, configuration changes, cancellation, order change that may be incurred for the Port or PVC. Non Recurring Charges
Description of Charge Charges
Installation

45Mb Port                 $ 1,500
155Mb Port                $ 4,000
622Mb Port                $15,000
per VC                    $    40

Ancillary
Configuration Change      $    50
Cancellation              $   250
PVC Order Change          $    50
Port Order Change         $   100
DS3 Cross Connect         $   500
OC3 Cross Connect         $ 1,250


DISCOUNT STRUCTURE
Contributing Williams network ATM Service charges include recurring port and PVC charges. The discount structure is based on the monthly revenue commitment (contributing charges) and the stated length of the contract established.

****
Term 2: ATM Service is limited to 18 months from execution date or otherwise extended by mutual agreement by Intermedia and Williams
Term 3: CBR Pricing is subject to availability at the Rates


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                   SCHEDULE 2
            TO THE CAPACITY PURCHASE AGREEMENT DATED JANUARY 5, 1998

--------------------------------------------------------------------------------
                        INITIAL NETWORK DEPLOYMENT PLAN

Capacity requested by Purchaser shall be provided by Grantor to Purchaser at either On-Net or Off-Net rates as indicated below. Column C ("On-Net Private Lines Now") and Column D ("On-Net ATM Now") city pairs shall be available immediately at the Rates provided for pursuant to the terms of this Agreement. Column E ("On-Net Private Lines 12 Mo.") city pairs shall be available immediately at a pass-through of Off-Net rates, and shall be subject to the Rates provided for pursuant to the terms of this Agreement upon the earlier of twelve (12) months or the date the city pairs become available On-Net. Column F ("Off-Net New Schedule in 30 Days") city pairs shall be immediately available at pass-through of Off-Net rates. City pairs available under the Backbone Agreements are by this reference deemed a part of Column F/the "Off-Net New
Schedule in 30 Days," subject to payment of the Management Fee and other requirements of Section 8 of the Agreement.

City Pairs specifically identified in Schedule F will be included in a schedule of SUSA overbuilds for On-Net rates within 30 days of execution of this Agreement.

SUSA capacity is subject to availability.

=======================================================================================================================

                A              B          C         D         E           F            G          H
                                        On-Net    On-Net    On-Net     Off-Net      Minimum             SUSA Availibity
 Line                                    PLs       ATM       PLs    (New Schedule   Facility            ---------------
  No.      A Location     Z Location     Now       Now      12 Mo.   in 30 Days)      Size       Date     Date   Cap.
-----------------------------------------------------------------------------------------------------------------------
    1      Atlanta        Birmingham                          1                     DS3           Nov
-----------------------------------------------------------------------------------------------------------------------
    2      Atlanta        Chicago                             1                     OC3C       Mar-99
-----------------------------------------------------------------------------------------------------------------------
    3      Atlanta        Dallas                              1                     OC3C          Sep
-----------------------------------------------------------------------------------------------------------------------
    4      Atlanta        Los Angeles                         1                     DS3           Oct
-----------------------------------------------------------------------------------------------------------------------
    5      Atlanta        Miami           1                   x                     OC3C          Dec   Mar-98   3-DS3
-----------------------------------------------------------------------------------------------------------------------
    6      Atlanta        New Orleans     1                   x                     DS3           Oct   Mar-98   1-DS3
-----------------------------------------------------------------------------------------------------------------------
    7      Atlanta        New York                            1                     DS3           Dec
-----------------------------------------------------------------------------------------------------------------------
    8      Atlanta        Orlando                             1                     OC12C      Apr-99
-----------------------------------------------------------------------------------------------------------------------
    9      Atlanta        Raleigh                             1                     OC12C         Sep
-----------------------------------------------------------------------------------------------------------------------
   10      Atlanta        Tallahassee                         x           a         OC3C       Aug-99
-----------------------------------------------------------------------------------------------------------------------
   11      Atlanta        Washington DC   1                   x                     OC3C          Dec   Mar-98   2-OC3C
-----------------------------------------------------------------------------------------------------------------------
   12      Baltimore      Washington DC   1                                         DS3        May-99   Mar-98   1-DS3
-----------------------------------------------------------------------------------------------------------------------
   13      Birmingham     Dallas                              1                     DS3        Dec-98
-----------------------------------------------------------------------------------------------------------------------
   14      Boston         Albany                                          a         DS3        Aug-99
-----------------------------------------------------------------------------------------------------------------------
   15      Boston         Chicago                                         a         DS3        Aug-99
-----------------------------------------------------------------------------------------------------------------------
   16      Boston         New York                                        a         2-DS3      Aug-99
-----------------------------------------------------------------------------------------------------------------------
   17      Buffalo        Cleveland                                       a         OC3C          Oct
-----------------------------------------------------------------------------------------------------------------------
   18      Chicago        Cincinnati                          1                     OC3C       May-99
-----------------------------------------------------------------------------------------------------------------------
   19      Chicago        Cleveland       1                   x                     OC3C          Oct   Mar-98   2-DS3a
-----------------------------------------------------------------------------------------------------------------------
   20      Chicago        Dallas          1                   x                     OC3C          Sep   Mar-98   1-OC3C
-----------------------------------------------------------------------------------------------------------------------
   21      Chicago        Detroit         1                                         DS3        Aug-99   Mar-98   1-DS3a
-----------------------------------------------------------------------------------------------------------------------
   22      Chicago        Indianapolis                        1                     DS3           Sep
-----------------------------------------------------------------------------------------------------------------------
   23      Chicago        Los Angeles     1                   x                     DS3           Nov   Mar-98   1-DS3
-----------------------------------------------------------------------------------------------------------------------
   24      Chicago        Milwaukee                                       a         DS3        Aug-99
-----------------------------------------------------------------------------------------------------------------------
   25      Chicago        Minneapolis                         1                     DS3        Apr-99
-----------------------------------------------------------------------------------------------------------------------
   26      Chicago        New York                  1         x           a         OC3C          Sep   Mar-98   13OCBR
-----------------------------------------------------------------------------------------------------------------------
   27      Chicago        Pittsburgh      1                                         DS3        yr2000
-----------------------------------------------------------------------------------------------------------------------
   28      Chicago        San Francisco   1                                         OC3C       yr2000   Mar-98   1-OC3
-----------------------------------------------------------------------------------------------------------------------
   29      Chicago        St Louis                            1                     OC3C          Oct
-----------------------------------------------------------------------------------------------------------------------
   30      Chicago        Washington DC             1         x           a         OC3C       Apr-99
-----------------------------------------------------------------------------------------------------------------------
   31      Cincinnati     Indianapolis                        1                     DS3        Apr-99
-----------------------------------------------------------------------------------------------------------------------
   32      Cincinnati     Washington DC                       1                     OC3C       Apr-99
-----------------------------------------------------------------------------------------------------------------------
   33      Cleveland      New York        1                   x                     DS3           Nov
-----------------------------------------------------------------------------------------------------------------------
   34      Cleveland      Pittsburgh                                      a         DS3        yr2000
-----------------------------------------------------------------------------------------------------------------------
   35      Dallas         Houston                             1                     OC3C          Dec
-----------------------------------------------------------------------------------------------------------------------
   36      Dallas         Los Angeles                         1                     DS3           Nov
-----------------------------------------------------------------------------------------------------------------------
   37      Dallas         Minneapolis                         1                     DS3        Apr-99
-----------------------------------------------------------------------------------------------------------------------
   38      Dallas         New Orleans                         1                     DS3           Dec
-----------------------------------------------------------------------------------------------------------------------
   39      Dallas         New York                            1                     DS3           Dec
-----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2
            TO THE CAPACITY PURCHASE AGREEMENT DATED JANUARY 5, 1998

          A                B                C        D         E          F             G            H
                                          On-Net   On-Net    On-Net    Off-Net        Minimum                   SUSA Availability
Line                                       PLs      ATM       PLs    (New Schedule    Facility                  -----------------
No.  A Location         Z Location         Now      Now       12 Mo.  in 30 Days)       Size         Date       Date       Cap.
---  ----------       -------------       ------   ------    ------- -------------    --------     ---------    ------     -----
40   Dallas          Oklahoma City         1                   x                      2-DS3       Dec          Mar-98     2-DS3
41   Dallas          Phoenix                                   1                      DS3         Apr-99
42   Dallas          San Francisco                   1                   a            OC3C        yr2000       Mar-98     LA/SF
43   Dallas          Shreveport                                x         a            1-DS3       Not Sched
44   Dallas          Tulsa                 1                   x                      DS3         Aug          Mar-98     1-DS3
45   Dallas          Washington DC                             1                      0C3C        Dec
46   Dayton          Detroit                                   1                      DS3         Mar-99
47   Denver          Kansas City                                         a            OC3C        Aug-99
48   Denver          Minneapolis                                         a            DS3         Aug-99
49   Denver          Salt Lake City        1                                          DS3         Aug-99       Mar-98     2-DS3
50   Hartford        New York                                            a            DS3         Aug-99
51   Hartford        Providence                                          a            DS3         Aug-99
52   Hayward         Sacramento                                          a            DS3         yr2000
53   Houston         New Orleans                               1                      DS3         Nov
54   Houston         Tallahassee                                         a            OC3C        Aug-99
55   Kansas City     St Louis                                  1                      OC3C        Dec
56   Las Vegas       Los Angeles           1                   x                      DS3         Nov          Mar-98     1-DS3
57   Las Vegas       Salt Lake City        1                   x                      OC3C        Apr-99       Mar-98     1-DS3
58   Las Vegas       San Francisco                                       a            OC3C        yr2000
59   Los Angeles     New York                                  1                      DS3         Dec
60   Los Angeles     Phoenix                                   1                      DS3         Apr-99
61   Los Angeles     San Francisco         1                                          OC3C        Not Sched    Mar-98     1-OC3C
62   Memphis         Nashville                                           a            DS3         Not Sched
63   Memphis         New Orleans                                         a            DS3         Not Sched
64   Miami           Orlando                                   1                      OC12C       Apr-99
65   Miami           Tampa                                     1                      OC12C       Apr-99
66   Milwaukee       Minneapolis                                         a            DS3         Not Sched
67   New York        Pittsburgh                                          a            DS3         Not Sched
68   New York        Washington DC                   1         x                      OC3C        Apr-99
69   Orlando         Tampa                                     1                      OC12C       Apr-99
70   Philadelphia    New York                                  1                      DS3         Apr-99
71   Philadelphia    Washington DC                             1                      DS3         Apr-99
72   Pittsburgh      Dayton/Waynsville                                   a            DS3         Not Sched
73   Pittsburgh      Washington DC                                       a            DS3         yr2000
74   Portland        San Francisco                                       a            DS3         Not Sched
75   Portland        Seattle                                             a            DS3         Not Sched
76   Raleigh         Washington DC                             1                      OC12C       Dec
77   Sacramento      Salt Lake City                                      a            DS3         Not Sched
78   Salt Lake City  Seattle                                             a            DS3         Not Sched
79   San Francisco   Washington DC                   1                   a            OC3C        Not Sched
80   Tallahassee     Tampa                                     1                      OC3C        Aug-99
81   Sacramento      San Francisco                                       a            DS3         Not Sched
                     TOTAL                17         5        33         0

     1 - Orders for capacity available now or within 12 months from execution.
     x - Capacity available in 12 months or sooner; does not represent an order. a - Subject to review for availability; not circuit orders.

     Intermedia will issue ASR's in 3 weeks for all circuit orders

                                   SCHEDULE 2

                               WILLIAMS CITY PLAN

            No.            City Locations                Firm
                                                   In Service Dates
          ----------------------------------------------------------
              1            Akron                       10/01/99
          -------    -------------------------     -----------------
              2            Albany, NY                  12/20/98
          -------    -------------------------     -----------------
              3            Atlanta                     09/03/98
          -------    -------------------------     -----------------
              4            Baltimore                   05/22/99
          -------    -------------------------     -----------------
              5            Baton Rouge                 11/03/98
          -------    -------------------------     -----------------
              6            Birmingham                  11/10/98
          -------    -------------------------     -----------------
              7            Boise                       05/22/99
          -------    -------------------------     -----------------
              8            Boston                      08/01/99
          -------    -------------------------     -----------------
              9            Buffalo                     12/20/98
          -------    -------------------------     -----------------
             10            Charlotte                   10/20/98
          -------    -------------------------     -----------------
             11            Chicago                     08/17/98
          -------    -------------------------     -----------------
             12            Cincinnati                  04/22/99
          -------    -------------------------     -----------------
             13            Cleveland                   10/04/98
          -------    -------------------------     -----------------
             14            Colorado Springs            08/01/99
          -------    -------------------------     -----------------
             15            Columbus                    03/22/99
          -------    -------------------------     -----------------
             16            Dallas                      08/17/98
          -------    -------------------------     -----------------
             17            Dayton                      02/20/99
          -------    -------------------------     -----------------
             18            Daytona Beach               05/22/99
          -------    -------------------------     -----------------
             19            Denver                      08/01/99
          -------    -------------------------     -----------------
             20            Des Moines                  05/22/99
          -------    -------------------------     -----------------
             21            Ft Meyers                   05/06/99
          -------    -------------------------     -----------------
             22            Ft. Lauderdale              05/23/99
          -------    -------------------------     -----------------
             23            Greensboro                  09/20/98
          -------    -------------------------     -----------------
             24            Houston                     11/05/98
          -------    -------------------------     -----------------
             25            Indianapolis                08/17/98
          -------    -------------------------     -----------------
             26            Jackson, MS                 10/20/98
          -------    -------------------------     -----------------
             27            Jacksonville                04/22/99
          -------    -------------------------     -----------------
             28            Kansas City                 11/03/98
          -------    -------------------------     -----------------
             29            Las Vegas                   10/01/98
          -------    -------------------------     -----------------
             30            Los Angeles                 11/03/98
          -------    -------------------------     -----------------
             31            Melbourne                   04/22/99
          -------    -------------------------     -----------------
             32            Miami                       05/22/99
          -------    -------------------------     -----------------
             33            Minneapolis                 07/01/99
          -------    -------------------------     -----------------
             34            Mobile                      05/22/99
          -------    -------------------------     -----------------
             35            New Orleans                 10/20/98
          -------    -------------------------     -----------------
             36            New York                    11/05/98
          -------    -------------------------     -----------------
             37            Newark                      05/22/99
          -------    -------------------------     -----------------
             38            Oklahoma City               11/10/98
          -------    -------------------------     -----------------
             39            Orlando                     05/22/99
          -------    -------------------------     -----------------
             40            Pensacola                   05/06/99
          ----------------------------------------------------------

                                   SCHEDULE 2
                               WILLIAMS CITY PLAN

                                                 Firm
                  NO.     City Locations     In Service Dates
                 -----    ---------------    ----------------
                    41    Philadelphia           05/23/98
                 -----    ---------------    ----------------
                    42    Phoenix                01/20/99
                 -----    ---------------    ----------------
                    43    Portland               04/01/99
                 -----    ---------------    ----------------
                    44    Raleigh                09/18/98
                 -----    ---------------    ----------------
                    45    Richmond               10/20/98
                 -----    ---------------    ----------------
                    46    Rochester              12/20/98
                 -----    ---------------    ----------------
                    47    Salt Lake City         08/01/99
                 -----    ---------------    ----------------
                    48    San Diego              12/01/00
                 -----    ---------------    ----------------
                    49    San Francisco          04/01/00
                 -----    ---------------    ----------------
                    50    San Jose               04/01/00
                 -----    ---------------    ----------------
                    51    Seattle                07/01/00
                 -----    ---------------    ----------------
                    52    Spartanburg            08/29/98
                 -----    ---------------    ----------------
                    53    St Louis               09/15/98
                 -----    ---------------    ----------------
                    54    Syracuse               02/20/99
                 -----    ---------------    ----------------
                    55    Tallahassee            05/22/99
                 -----    ---------------    ----------------
                    56    Tampa                  05/22/99
                 -----    ---------------    ----------------
                    57    Tucson                 03/22/99
                 -----    ---------------    ----------------
                    58    Tulsa 1 Oak            08/17/98
                 -----    ---------------    ----------------
                    59    Washington, DC         07/28/98
                 -----    ---------------    ----------------
                    60    West Palm Beach        04/22/99
                 -----    ---------------    ----------------

                                                     Estimated
                                                 In Service Dates
                   ----    -----------------     ----------------
                    61     Albuquerque, NM             3Q01
                   ----    -----------------     ----------------
                    62     Austin, TX                  3Q01
                   ----    -----------------     ----------------
                    63     Bakersfield, CA             1Q00
                   ----    -----------------     ----------------
                    64     Detroit, MI                 2Q00
                   ----    -----------------     ----------------
                    65     El Paso, TX                 2Q99
                   ----    -----------------     ----------------
                    66     Fresno, CA                  1Q00
                   ----    -----------------     ----------------
                    67     Grand Rapids, MI            2Q00
                   ----    -----------------     ----------------
                    68     Harrisburg, PA              3Q01
                   ----    -----------------     ----------------
                    69     Hartford, CT                2Q99
                   ----    -----------------     ----------------
                    70     Johnson City, TN            3Q01
                   ----    -----------------     ----------------
                    71     Knoxville, TN               3Q01
                   ----    -----------------     ----------------
                    72     Lansing, MI                 2Q00
                   ----    -----------------     ----------------
                    73     Little Rock, AR             3Q01
                   ----    -----------------     ----------------
                    74     Louisville, KY              3Q01
                   ----    -----------------     ----------------
                    75     Macon, GA                   1Q99
                   ----    -----------------     ----------------
                    76     Memphis, TN                 3Q01
                   ----    -----------------     ----------------

                                   SCHEDULE 2
                               WILLIAMS CITY PLAN

                   NO.           City Locations          Firm
                                                   In Service Dates
                 --------------------------------------------------
                     77        Milwaukee, WI       3Q99
                 --------------------------------------------------
                     78        Montreal, Can       3Q00
                 --------------------------------------------------
                     79        Nashville, TN       3Q01
                 --------------------------------------------------
                     80        Norfolk, VA         3Q01
                 --------------------------------------------------
                     81        Oakland,CA          2Q00
                 --------------------------------------------------
                     82        Omaha, NE           3Q01
                 --------------------------------------------------
                     83        Ottawa, Can         3Q00
                 --------------------------------------------------
                     84        Pittsburg, PA       3Q01
                 --------------------------------------------------
                     85        Providence, RI      2Q99
                 --------------------------------------------------
                     86        Reno, NV            3Q00
                 --------------------------------------------------
                     87        Sacramento, CA      1Q00
                 --------------------------------------------------
                     88        San Antonio         3Q01
                 --------------------------------------------------
                     89        Sante Fe, NM        3Q01
                 --------------------------------------------------
                     90        Southbend, IN       3Q01
                 --------------------------------------------------
                     91        Springfield, MA     2Q01
                 --------------------------------------------------
                     92        Stockton, CA        1Q00
                 --------------------------------------------------
                     93        Toledo, OH          2Q01
                 --------------------------------------------------
                     94        Topeka, KS          2Q99
                 --------------------------------------------------
                     95        Toronto, Can        3Q00
                 --------------------------------------------------
                     96        Youngstown, OH      3Q01
                 --------------------------------------------------

                                   Other              Estimated
                              Potential Cities     In Service Dates
                 --------------------------------------------------
                     97        Asheville, NC       3Q01
                 --------------------------------------------------
                     98        Billings, MT        3Q01
                 --------------------------------------------------
                     99        Biloxi, MS          2Q99
                 --------------------------------------------------
                    100        Chattanooga, TN     3Q01
                 --------------------------------------------------
                    101        Chico, CA           3Q00
                 --------------------------------------------------
                    102        Coeur D'Alene       3Q01
                 --------------------------------------------------
                    103        Eau Claire, WI      3Q99
                 --------------------------------------------------
                    104        Eugene, OR          3Q00
                 --------------------------------------------------
                    105        Gainsville, FL      2Q99
                 --------------------------------------------------
                    106        Great Falls, MT     3Q01
                 --------------------------------------------------
                    107        Madison, WI         3Q99
                 --------------------------------------------------
                    108        Panama City, FL     2Q99
                 --------------------------------------------------
                    109        Sioux Falls, SD     3Q01
                 --------------------------------------------------
                    110        Spokane, WA         3Q01
                 --------------------------------------------------
                    111        St. Cloud, MI       3Q01
                 --------------------------------------------------
                    112        Waco, TX            3Q01
                 --------------------------------------------------

                                   Schedule 5




                                                      MONTHLY
                                                    EQUIVALENT
POSITION                  SALARY RANGE   MIDPOINT      RATE     MULTIPLIER    YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5

PJT MGR/SR. NET PLANNER       ****         ****         ****       1.7         ****      ****      ****      ****      ****

SR. NETWORK PLANNER           ****         ****         ****       1.7         ****      ****      ****      ****      ****

NETWORK CIRCUIT DESIGNE       ****         ****         ****       1.7         ****      ****      ****      ****      ****

NETWORK PROVIS                ****         ****         ****       1.7         ****      ****      ****      ****      ****

SYSTEM ENGINEER               ****         ****         ****       1.7         ****      ****      ****      ****      ****

ACCOUNTING MANAGER            ****         ****         ****       1.7         ****      ****      ****      ****      ****

ACCOUNTING CLERK              ****         ****         ****       1.7         ****      ****      ****      ****      ****

ACCOUNTING CLERK              ****         ****         ****       1.7         ****      ****      ****      ****      ****

ACCOUNTING CLERK              ****         ****         ****       1.7         ****      ****      ****      ****      ****
                                           AVERAGE MULTIPLIER RATE 1.7      $58,817   $52,708   $58,548   $50,270   $50,118



Note 1 Table reflects budgetary model only. Resources will be billed at Actual Salary rate multiplied by multiplier rate.

Note 2 Multiplier rate includes benefits, payroll taxes, administrative costs and profit margin.

Note 3 Resources listed represent minimum staffing levels and may be adjusted upward upon consent of Grantor and purchaser.

Note 4 Relocation Costs will be invoiced as ACTUAL plus a 10 percent administrative fee and will be capped at 25% of the leaded annual employee cost.

Note 5 Relocation expenses will fall in accordance with Williams Communication, INC. employee relocation policy.

Note 6   Expenses (travel & capital) will invoiced as ACTUAL.

Note 7 In years 2 through 5 merit increases are calculated at a rate equal to 5%.



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                     [INTERMEDIA COMMUNICATIONS LETTERHEAD]


March 31, 1999

Mr. Frank Semple
President, Williams Network
Williams Communications, Inc.
One Williams Center
Tulsa, OK  74172

     Re:  Capacity Purchase Agreement
          Binding Interim Letter Amendment


Dear Frank:

This letter amendment ("Amendment"), effective March 31, 1999, shall constitute a legally binding agreement between Intermedia Communications Inc. ("Intermedia") and Williams Communications, Inc. ("Williams") amending the Capacity Purchase Agreement (the "CPA") between Intermedia and Williams entered into as of January 5, 1998. It is the intent of the parties to negotiate and execute a more comprehensive formal amendment to the CPA which, if and when it is executed, shall thereafter supersede this Amendment and render this Amendment of no legal force or effect.

Therefore, in consideration of the mutual terms and covenants set forth herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Intermedia and Williams agreeing to be legally bound thereby, hereby amend the CPA as follows:

1. Any terms used in this Amendment which are defined terms in the CPA shall have the same meaning herein as in the CPA.

2. To the extent of any conflict between any provisions of this Amendment and the CPA, the provisions of this Amendment shall govern and control. Without limiting the foregoing, the parties specifically agree that the following provisions of the CPA are no longer in effect because they have been superseded by this Amendment:

     The following definitions in Section 1.2 of the CPA: "Adjusted Purchased Capacity," "Capacity," "Most Favored Rate," "Network Deployment Plan," "On-Net," "Plan Adjustment Date," "Pricing Adjustment Date(s)," "Purchased Capacity," "Purchased Capacity Shortfall," "Rates," "Required Capacity," "Shortfall Carrier," "Sub-DS-3 Backbone Agreement," "Sub-DS-3 Capacity" and "Sub-DS-3 Carrier."

     Sections 2.2, 2.3, 2.4, 2.5, 2.6, 3.3, 8 and 9.

Letter Amendment
Page 2

3. Except as otherwise provided herein, all words used in this Amendment shall have the meanings commonly understood and ascribed to them within the telecommunications industry.

Nature of Capacity Purchase Agreement

4. The CPA shall remain a purchase by Intermedia of an indefeasible right to use specified levels of capacity on the Williams network.

Parties' Ordering Rights and Obligations

5. Williams' rights as Preferred Capacity Provider pursuant to the CPA are hereby deleted and replaced with the preferred provider rights set forth in paragraph 6, below.

6. Williams and Intermedia shall retain a strategic relationship throughout the term of the CPA. As described in paragraph 19, below, Intermedia will share with Williams, on a quarterly basis, its forward plans for the leased Intermedia backbone network (i.e., excluding fiber purchases and/or other Intermedia-owned network). Williams will thereby have an opportunity to offer Intermedia the required capacity to meet all such plans on the Williams network (Tier A cities as described in paragraphs 9 and 10, below). Therefore, on a prospective basis, beginning May 1, 1999, Intermedia will place at least **** of its new orders for leased backbone network Tier A city capacity with Williams ****. The **** will be measured in terms of DS-0 equivalent miles for orders placed each calendar year (with calendar year 1999 being assessed from May 1st to December 31st). At the quarterly planning reviews, Intermedia and Williams will review Intermedia's "new orders" to determine the status of Intermedia's progress toward satisfaction of the ****, and Intermedia will provide Williams with sufficient information regarding Intermedia's new orders to allow a meaningful review. Notwithstanding the foregoing, the **** shall automatically be deemed satisfied in any calendar year in which Intermedia achieves **** of its Minimum Commitment (as described in paragraph 14, below). Intermedia's achievement of **** of its Minimum Commitment shall in no way constitute a limitation on the nature or volume of the business that may be transacted between Williams and Intermedia, nor shall it limit the scope of the parties' strategic relationship.


7. ****



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 3

****

Rates and Commitments

8. The Most Favored Rate obligations of Williams pursuant to the CPA are hereby deleted.


9. Attached and hereby made a part hereof as Annexes 1 and 2 are the rate tables for on-net capacity (On-Net Rate Tables) and off-net capacity (Off-Net Rate Tables), respectively. The On-Net Rate Tables are effective retroactively to January 1, 1999. The Off-Net Rate Tables are effective April 1, 1999. Once effective, these rates shall supersede those in the CPA, the rates shall apply to all circuits in the relevant category, and all circuits shall be re-rated each time the rates are reduced.


10. For pricing purposes, the new rate tables define three tiers of cities as follows: Tier A cities are those cities on the Williams network; Tier B cities are those cities not on the Williams network which are set forth in Annex 2, Table 2 (the "Tier B City List"); and all other cities are Tier C cities. All circuits assigned to Williams pursuant to the Backbone Agreements shall be deemed within Tier B cities and subject to the rates in Annex 2, Table 1 until such time as they are groomed onto the Williams network regardless of whether or not they are listed in the Tier B City List. Any Tier B or Tier C city circuits shall be subject to the Tier A city On-Net Rate Tables effective immediately upon the grooming of such circuits onto the Williams network.


11. The On-Net Rate Tables have rates that are determined by the monthly volume of on-net capacity used by Intermedia, as measured in DS-0 equivalent miles. Intermedia's rates for on-net capacity each year will be "**** DSO Equivalent On-net Mileage per month" rates. ****



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 4



****

12. The rates set forth in Annexes 1 and 2 are fixed for the calendar years 1999, 2000 and 2001, and will only be revisited during those years if Intermedia has a good faith basis to assert that the overall market price for telecommunications capacity in the United States has fallen by more than **** below these rates. The parties will attempt to resolve any disagreement regarding the overall market price and any adjustments to be made to the rates. If the parties are unable to resolve any disagreement, determination of such a change in the overall market prices will be initiated by Intermedia using an independent, third-party consultant (the "Appraiser") reasonably acceptable to both parties. Once the Appraiser is accepted by both parties, the Appraiser shall determine whether overall market prices have declined by **** or more. If the Appraiser determines that such a reduction has not occurred, the rates will remain unchanged, and Intermedia shall bear the entire cost of the Appraiser. If the Appraiser determines that such a reduction has occurred, the rates will decreased in a percentage equal to the percentage amount of the reduction, effective on a prospective basis, but in no event more than three (3) months from the date Intermedia initiated retention of the Appraiser, and Williams shall bear the entire cost of the appraiser. This process of using an Appraiser shall be used no more than once in any calendar year. For purposes of this paragraph 12, "overall market price" shall be determined with reference to pricing that is available on a nationwide basis, disregarding segment-specific pricing and promotional pricing.

13. Further reductions of the rates set forth in Annexes 1 and 2 for calendar year 2002 and subsequent years under the CPA will be established by mutual agreement during the 3rd Quarter of calendar year 2001. The objective of any reduction in rates will be to ensure that Intermedia continues to receive favorable pricing relative to the prevailing market. If no agreement can be reached to reduce the rates, Intermedia shall have the right to either accept the then-current rates or initiate the retention of an Appraiser, reasonably acceptable to both parties, to resolve the parties' differences. Once the

------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 5



Appraiser is accepted by both parties, the Appraiser shall determine whether overall market prices have declined below the current rates being charged to Intermedia. If the Appraiser determines that such a reduction has not occurred, the rates will remain unchanged, and Intermedia shall bear the entire cost of the Appraiser. If the Appraiser determines that such a reduction has occurred, the rates will be decreased in a percentage equal to the percentage amount of the reduction, effective from the first day of the applicable calendar year, and Williams shall bear the entire cost of the Appraiser. This process of using an Appraiser shall be used no more than once in any calendar year. For purposes of this paragraph 13, "overall market price" and "prevailing market" shall be determined with reference to pricing that is available on a nationwide basis, disregarding segment-specific pricing and promotional pricing.

14. Intermedia agrees to maintain minimum revenue commitments (the "Minimum Commitments") to Williams on a calendar year basis as follows: **** from January 1, 1999 to December 31, 1999; **** from January 1, 2000 to December 31, 2000;
**** from January 1, 2001 to December 31, 2001; **** from January 1, 2002 to December 31, 2002; **** for each of the succeeding five (5) calendar years beginning January 1, 2003 and ending December 31, 2007; **** for each of the next succeeding five (5) calendar years beginning January 1, 2008 and ending December 31, 2012; **** for each of the next succeeding five (5) calendar years beginning January 1, 2013 and ending December 31, 2017. Payments by Intermedia to Williams for the period January 1, 2018 to March 31, 2018, shall be applied to the Minimum Commitment for the 2017 calendar year. **** If Intermedia fails to achieve the Minimum Commitment in any calendar year, upon the later of forty-five (45) days after the due date for any re-rate payment under paragraph 11, above, if applicable, or forty-five (45) days after the end of the calendar year, Intermedia shall pay to Williams an amount equal to the difference between the Minimum Commitment and the payments made by Intermedia for that year (the "Shortfall Payment"). **** The Minimum Commitments shall supersede the Purchased Capacity requirements set forth in the CPA,



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 6


and the right of Intermedia to apply the Excess to immediately succeeding calendar years and Intermedia's Shortfall Payment obligations shall supersede the Purchased Capacity Shortfall provisions set forth in the CPA.


Dark and Dim Fiber

15. Williams shall offer to Intermedia the opportunity to purchase dark or dim fiber capacity from Williams. Such purchases, if any, shall be subject to separate contracts; provided, however that:
****


Portability

16. Any on-net circuit purchased by Intermedia from Williams under the CPA may be terminated and/or replaced by Intermedia with other circuits after six (6) months with no termination charges. Termination or replacement of on-net circuits within six (6) months of provision will be addressed on an individual case basis. Any new off-net circuit of DS-3 level or lesser capacity purchased by Intermedia as of March 1, 1999 shall have a minimum term commitment of one
(1) year unless otherwise ordered by Intermedia or agreed to by the parties on an individual case basis. Termination of any such DS-3 level or lesser capacity off-net circuit after one (1) year shall not result in any termination charges. Any Local Access circuit purchased by Intermedia from Williams under the CPA may be terminated and/or replaced by Intermedia with other circuits with no termination charges provided that Williams would not be subject to termination charges as set forth in Annex 6 (Portability) which is attached hereto and hereby made a part hereof.


Performance Obligations and Credits

17. Performance credits due Intermedia, to the extent applicable, for Williams' failure to meet On Time Delivery and Mean Time To Repair requirements will be calculated on a quarterly basis as part of quarterly formal operational reviews. Williams performance obligations and remedies for Williams' failure to meet such obligations, to the extent applicable, are set forth in Annex 3 (Service Ordering and Provisioning Metrics and Remedies) which is attached hereto and hereby made a part hereof.

Operational Procedures

18. Intermedia and Williams will jointly develop an Operations Manual by May 15, 1999 or as soon as possible thereafter. The Operations Manual, which will be jointly maintained, will contain all procedures to be used for circuit ordering, provisioning, testing, acceptance, billing, customer care, fault reporting and repair. The Operations


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 7


Manual also will include standard provisioning intervals, which the parties intend to continually improve and periodically adjust accordingly.

Intermedia shall have the right to place orders with alternative providers pursuant to Annex 2 (Off-Net Rate Tables), by either: (a) instructing Williams to directly place the orders; or (b) on Williams' behalf under a Letter of Agency from Williams, placing the orders through a third party provider mutually agreeable to Williams and Intermedia, with all orders having a minimum term of one (1) year unless otherwise agreed to by the parties on an individual case basis.

Quarterly Planning Reviews

19. Formal quarterly planning reviews will be established. At these reviews, Intermedia will provide Williams with its latest capacity forecast, and Williams will provide Intermedia with its latest build program forecast.

Grooming Procedures

20. Intermedia and Williams will jointly develop and implement a grooming program for calendar year 1999 with the objective of moving off-net circuits onto the Williams network as quickly as possible. The requirements and timing of the grooming program will be based on availability of on-net capacity and interconnects between Intermedia's Points of Presence ("POP's") and Williams' POP's. Under the grooming program, Intermedia will be responsible for placing firm orders for on-net capacity, migrating the traffic and placing cease orders for the associated off-net circuits. The existing management fee (Professional Services) structure will be used to meet additional resource requirements.

Interconnect Program


21. Intermedia and Williams shall establish permanent interconnects between their POP's as set forth in Annex 4 (Interconnect Cities Programmed for 1999) which is attached hereto and hereby made a part hereof. The parties will agree on a method of establishing the permanent interconnects and their approximate cost before substantial work begins on establishing the permanent interconnects. **** Intermedia will assume the cost of interim local loops used in lieu of completed interconnects on a cost pass-through basis. Where an interconnect is delayed for any reason beyond the applicable schedule set forth in Annex 4, Williams shall pay for **** of the associated local access costs commencing on the first day of the fifth month following the scheduled date until such time as the permanent interconnect is available for use. However, if Intermedia cancels an interconnect build in progress, Intermedia shall thereafter pay **** of the associated local access costs. Additional interconnects will be determined during the formal quarterly planning reviews (as described in paragraph 19, above) and will be subject to the process outlined above.



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 8



22. ****



Other Opportunities

23. Intermedia and Williams will in good faith explore other opportunities of potential mutual benefit, including establishing a common ILEC collocation program, the sharing of lab facilities for vendor equipment assessment, switched voice services between the parties, and modifications to the parties' Master Services Agreement for IXC Enhanced Data Transport Services.

If this Amendment accurately reflects our agreement to modify the CPA, please countersign this letter below. Facsimile copies of this Amendment executed in counterparts shall be deemed legally binding between the parties.

Sincerely,

INTERMEDIA COMMUNICATIONS INC.



By: /s/ RICHARD W. MARCHANT
    -----------------------
    Richard W. Marchant
    Senior Vice President
    Engineering


ACCEPTED AND AGREED TO:

WILLIAMS COMMUNICATIONS, INC.


By: /s/ FRANK SEMPLE
    -----------------------
    Frank Semple
    President, Williams Network


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Letter Amendment
Page 9


ANNEXES

ANNEX 1   On-Net Rate Tables
ANNEX 2   Off-Net Rate Tables
ANNEX 3   Service Ordering and Provisioning Metrics and Remedies
ANNEX 4   Interconnect Cities Programmed for 1999
ANNEX 5   Ancillary Charges
ANNEX 6   Portability

                    IN CONFIDENCE TO INTERMEDIA AND WILLIAMS             ANNEX 1


ON-NET RATE TABLES

TABLE 1 - 1999 On-net Capacity Price Table



DS0 Equivalent On-net Mileage
per month at December 31          DS3       OC3      OC12      OC48       OC192

<100,000,000                      ****      ****     ****      ****       ****
100,000,001 - 200,000,000         ****      ****     ****      ****       ****
200,000,001 - 300,000,000         ****      ****     ****      ****       ****
> 300,000,000                     ****      ****     ****      ****       ****



TABLE 2 - 2000 On-net Capacity Price Table



DS0 Equivalent On-net Mileage
per month at December 31          DS3       OC3      OC12      OC48       OC192

<100,000,000                      ****      ****     ****      ****       ****
100,000,001 - 200,000,000         ****      ****     ****      ****       ****
200,000,001 - 300,000,000         ****      ****     ****      ****       ****
> 300,000,000                     ****      ****     ****      ****       ****



TABLE 3 - 2001 On-net Capacity Price Table



DS0 Equivalent On-net Mileage
per month at December 31          DS3       OC3      OC12      OC48       OC192

<100,000,000                      ****      ****     ****      ****       ****
100,000,001 - 200,000,000         ****      ****     ****      ****       ****
200,000,001 - 300,000,000         ****      ****     ****      ****       ****
> 300,000,000                     ****      ****     ****      ****       ****



Further Rate reductions for year 2002 and beyond will be established as described in Paragraph 13 of the Amendment.
Notes
1. Mileage is determined by V&H coordinates, except for OC192 capacity which is based on route miles.
2. DS0 equivalent miles are calculated using the following table multiplied by the mileage:



                     Circuit Type                          DSO Equivalents

                          DS0                                        1
                          DS1                                       24
                          DS3                                      672
                          OC3                                     2016
                         OC12                                     8064
                         OC48                                    32256
                        OC192                                   129024



3. On-net is defined as any circuit that is physically provisioned on the Williams network (Tier A cities).
4. The following circuits qualify as on-net mileage:
                 a) on-net circuits as defined in note 3 above;
                 b) circuits in Annex 2 Note 7
                 c) dark or dim fiber purchases
5. The 1999 rate table will be applied to all circuits for the whole of 1999
6. For all years, the **** DS0 Equivalent mileage row will be assumed from the beginning of the year
7. Ancillary Charges and Monthly Minimums of $50 DS-O, $250 DS-1, $1,340 DS-3, $3,830 OC-3, $13,789 OC-12, $49,029 OC-48 apply to all circuits
8. If Intermedia orders a circuit with a request that it be diverse from an existing circuit, the diverse circuit provisioned on-net for that order will be charged by ROUTE miles multiplied by the applicable contract rate.



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                    IN CONFIDENCE TO INTERMEDIA AND WILLIAMS             ANNEX 1


Table 2 Tier A City List

Baltimore, MD.           Denver, CO.         New York, NY.       Sacramento, CA.

Baton Rouge, LA.         Detroit, MI.        Miami, FL.          Raleigh, NC.

Birmingham, AL.          Greensboro, NC.     Minneapolis, MN.    San Diego, CA.

Boston, MA.              Hartford, CT.       Nashville, TN.      San Francisco, CA.

Atlanta, GA              Houston, TX.        Newark, NJ.         South Bend, IN.

Charlotte, NC.           Jackson, MI.        Oklahoma City, OK.  Spartanburg, SC.

Chicago, IL.             Kansas City, MO.    Omaha, NE.          St. Louis, MO.

Cleveland, OH.           Indianapolis, IN.   Orlando, FL.        Tampa, FL.

Colorado Springs, CO.    Las Vegas, NV.      Philadelphia, PA.   Toledo, OH.

Columbia, SC.            Los Angeles, CA.    Pittsburgh, PA.     Tulsa, OK.

Dallas, TX.              New Orleans, LA.    Richmond, VA.       Washington, D.C.



4/23/99                                                                   Page 2

                    IN CONFIDENCE TO INTERMEDIA AND WILLIAMS             ANNEX 2


OFF-NET RATE TABLES


TABLE 1 - Off-net DS0 Equivalent Capacity Price Table for Tier B cities


                      From 4/1/1999        2000       2001

DS0                        ****            ****       ****
DS1                        ****            ****       ****
DS3                        ****            ****       ****
OC3                        ****            ****       ****


Further Rate reductions for year 2002 and beyond will be established as described in Paragraph 13 of the Amendment.

TABLE 2 - Tier B City List

CITY         STATE  CITY            STATE   CITY          STATE  CITY          STATE    CITY        STATE    CITY          STATE
ABILENE       TX    CHICAGO           IL    FT PIERCE       FL   LODI           CA      PEORIA        IL     SHREVEPORT    LA

AKRON         OH    CINCINNATI        OH    FTN BEACH       FL   LONG BEACH     CA      PERRYMAN      MD     SIOUX FALLS    SD

ALBANY        GA    CIRCLE CITY       AZ    FT WAYNE        IN   LONGVIEW       TX      PHOENIX       AZ     SMYRNA         GA

ALBANY        NY    CLEARWATER        FL    FT WORTH        TX   LOS ANGELES    CA      PHILADELPHIA  PA     SOUTH BEND     IN

ALBUQUERQUE   NM    CLEVELAND         OH    GAINESVILLE     FL   LOUISVILLE     KY      PITTSBURGH    PA     SOUTHFIELD     MI

ANARBOR       MI    CLIMAX            MI    GAITHERSBURG    MD   LYNCHBURG      VA      PLANO         TX     SPARTANBURG    SC

ARLINGTON     VA    COCKEYSVILLE      MD    GALION          OH   LYNN HAVEN     FL      PLEASANTON    CA     SPRINGFIELD    IL

ASHEVILLE     NC    COCO              FL    GARDEN CITY     NY   MACON          GA      PORTLAND      ME     SPRINGFIELD    MO

ATLANTA       GA    COLLEGE PARK      MD    GARY            IN   MAPLEWOOD      MN      POTTSTOWN     PA     ST AUGUSTINE   FL

AUBURN        CA    COLORADO SPRINGS  CO    GIBSONIA        PA   MARTINSBURG    WV      POUGHKEEPSIE  NY     ST JOSEPH      MO

AUGUSTA       GA    COLUMBIA          MO    GLENDALE        CA   MC CLEAN       VA      PROVIDENCE    RI     ST PAUL        MN

AUSTIN        TX    COLUMBIA          SC    GRAND JUNCTION  CO   MC COMB        OH      PROVO         UT     ST PETERSBURG  FL

AVON PARK     FL    COLUMBUS          IN    GREENSBORO      NC   MC MINNVILLE   TN      PUEBLO        CO     ST LOUIS       MO

BAKERSFIELD   CA    COLUMBUS          OH    GREEN BAY       WI   MELBOURNE      FL      RALEIGH       NC     STAMFORD       CT

BALTIMORE     MD    COMPTON           CA    GREENVILLE      SC   MEMPHIS        TN      RAMSEY        NJ     STEVENS POINT  WI

BARTLESVILLE  OK    CONCORD           NC    GULFPORT        MS   MERCERVILLE    NJ      REDDING       CA     STOCKTON       CA

BATON ROUGE   LA    CONOGA PARK       CA    HACKENSACK      NJ   MIDLAND        TX      REDMOND       VA     STORM LAKE     IA

BEAUFORT      SC    CORPUS CHRISTI    TX    HAMPTON         VA   MILWAUKEE      WI      REDWOOD CITY  CA     STUART         FL

BEAUMONT      TX    CULPEPPER         VA    HARLINGEN       TX   MOBILE         AL      RENO          NV     SUMMIT         IL

BEAVERTON     OR    DALLAS            TX    HARTFORD        CT   MONTGOMERY     AL      RESTON        VA     SUNNYVALE      CA



4/23/99                                                                   PAGE 1

                                                                         ANNEX 2
                    IN CONFIDENCE TO INTERMEDIA AND WILLIAMS

BELLEFONTAINE    OH   DANVILLE       VA   HARTWELL         GA    MORRISTOWN        NJ      RIALTO        CA      SYRACUSE        NY
BELLEVUE         WA   DAVENPORT      IA   HAYWARD          CA    MOUNTAIN VIEW     CA      RICHMOND      CA      TACOMA          WA
BELLINGHAM       WA   DAVIS          CA   HICKSVILLE       NY    NAPERVILLE        IL      RICHMOND      VA      THOUSAND OAKS   CA
BELPRE           OH   DAYTON         OH   HIGHPOINT        NC    NASHUA            NH      RIVERDALE     IL      TOLEDO          OH
BENSENVILLE      IL   DAYTONA BEACH  FL   HILBURN          NY    NASHVILLE         TN      ROANOKE       AL      TOPEKA          KS
BEVERLY HILLS    CA   DEARBORN       MI   HOLLYWOOD        CA    NATICK            MA      ROCHESTER     NY      TRENTON         NJ
BILLERICA        MA   DENVER         CO   HOUSTON          TX    NEW BRIGHTON      MN      ROCKVILLE     MD      TROUTVILLE      VA
BINGHAMPTON      NY   DES MOINES     IA   HOPEWELL         VA    NEW BRUNSWICK     NJ      ROSEMAYNE     OH      TROY            MI
BIRMINGHAM       AL   DETROIT        MI   INDIANAPOLIS     IN    NEW ORLEANS       LA      ROSEMADE      CA      TULSA           OK
BIRMINGHAM       MI   DOWNER'S GROVE IL   IOWA CITY        IA    NEW PALESTINE     IN      ROSEVILLE     CA      UTICA           NY
BLOUNTSTOWN      FL   DOUGLASVILLE   GA   IRVING           TX    NEW YORK          NY      RUTHERFORD    NJ      VAN NUYS        CA
BOCA RATON       FL   DUNWOODY       GA   JACKSON          MI    NEWARK            NJ      RYNEX         NY      VENTURA         CA
BOISE            ID   DURHAM         NC   JOHNSON CITY     TN    NORFOLK           VA      SACRAMENTO    CA      VERO BEACH      FL
BOSTON           MA   EDISON         NJ   JOPLIN           MO    NORTH DADE        FL      SALINAS       CA      WACO            TX
BOULDER          CO   EL PASO        TX   KANSAS CITY      MO    NORTH ROYALTON    OH      SALISBURY     CT      WALNUT CREEK    CA
BOUND BROOK      NJ   EL SEGUNDO     CA   KING OF PRUSSIA  PA    NORTH SACRAMENTO  CA      SAN ANTONIO   TX      WALTHAN         MA
BROOK PARK       OH   EL TORO        CA   KIRKLAND         WA    OAK RIDGE         TN      SAN BRUNO     CA      WARREN          MI
BUFFALO          NY   ELK GROVE      IL   KNOXVILLE        TN    OAKBROOK          IL      SAN CARLOS    CA      WARWICK         NY
BURBANK          CA   EUCLID         WI   LACEY            WA    OCEANSIDE         CA      SAN DEIGO     CA      WASHINGTON      DC
BURLINGTON       NC   EVANSVILLE     IN   LAKE CHARLES     LA    OKLAHOMA CITY     OK      SAN JOSE      CA      WATERLOO        IA
BURLINGTON       VT   EVERETT        WA   LAKELAND         FL    OMAHA             NE      SANFORD       NC      WAYNE           PA
CAMBRIDGE        MA   FAIR OAKS      CA   LANCASTER        PA    ONTARIO           CA      SANTA ANA     CA      WAYENSBORO      VA
CARMEL           IN   FAIRFIELD      CA   LAS CRUCES       NM    ORANGEBURG        SC      SANTA BARBARA CA      WEST ORANGE     NJ
CARVALLIS        OR   FARMINGDALE    BY   LAS VEGAS        NV    OREGON            IL      SANTA CLARA   CA      WHEELING        IL
CEDAR RAPIDS     IA   FLINT          MI   LAUREL SPRINGS   NJ    ORLANDO           FL      SANTA FE      NM      WHIPPANY        NJ
CENTERVILLE      VA   FLORENCE       SC   LEBANON          OH    PALMDALE          CA      SANTA MARIA   CA      WHITE PLAINS    NY
CHAMPAIGN        IL   FOLSOM         CA   LEMARS           IA    PALO ALTO         CA      SANTA MONICA  CA      WICHITA         KS
CHAPEL HILL      NC   FOSTORIA       OH   LEXINGTON        KY    PAOLI             PA      SANTA ROSA    CA      WILLIAMSBURG    VA
CHARLOTTE        NC   FRAMINGHAM     MA   LINCOLN          NE    PARK RIDGE        IL      SARASOTA      FL      WILMINGTON      DE
CHARLOTTESVILLE  VA   FREDERICKSBURG VA   LITTLE ROCK      AR    PAWTUCKET         RI      SAVANNAH      GA      WINCHESTER      VA
CHARLTON         MA   FREMONT        CA   LITTLETON        CO    PEMBOKE           NC      SCHAUMBURG    IL      WINTER HAVEN    FL
CHATTANOOGA      TN   FT LAUDERDALE  FL   LIVINGSTON       NJ    PENSACOLA         FL      SHERMAN OAKS  CA      WOODBRIDGE      VA
                                                                                                                 WORCESTER       MA
                                                                                                                 YORK            PA

4/23/99

                    IN CONFIDENCE TO INTERMEDIA AND WILLIAMS            ANNEX 2

TABLE 3 - Off-net Capacity Price Table for Tier C cities


                                                       All Years
Circuits ordered and provisioned by Williams           **** billed as routed
Circuits ordered and provisioned by Intermedia         Cost (passed through), billed as routed


Notes:

1. The rates in Table 1 are applied to all capacity between:

     a) Tier B cities listed in Table 2 above

     b) Tier A cities (on-net) and Tier B cities

     c) All assigned circuits provided through the Backbone Agreements (except for the IFN FPL and MCI Sonet circuits), until migrated on-net

2. The rates in Table 3 are applied to all capacity between:

     a) Tier C cities

     b) Tier C cities and Tier B cities

     c) Tier C cities and Tier A cities

3. All capacity will be provisioned on-net as far as geographically possible in order to minimize off-net mileage.
4. Tier B cities may be duplicative of Tier A cities. In the event that Williams is unable to provision an order from Intermedia for a circuit between Tier A cities, for example, due to lack of capacity, Intermedia may re-order the circuit with the request it be provisioned off-net, in which case it will be treated as a Tier B or Tier C circuit, as applicable.
5. Further Tier B cities may be added to the Net in Table 2 by mutual agreement.
6. Rates for year 2002 and beyond will be established as described in Paragraph 13 of the Amendment.
7. The following circuits are subject to cost (pass-through) pricing until migrated on-net: MCI SONET circuits and IFN FPL circuits
8. Ancillary Charges and Monthly Minimums of $50 DS-0, $250 DS-1, and $2,000 DS-3 Apply. The minimums for all OC services are ICB


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



4/23/99                                                                   Page 3

             SERVICE ORDERING AND PROVISIONING METRICS AND REMEDIES

                           ANNEX 3 TO LETTER AMENDMENT

The schedule of Service Ordering and Provisioning Metrics and Remedies is included in Annex 3. Any applicable credits will be calculated on a quarterly basis as part of the quarterly planning reviews addressed by Paragraph 19 of the Letter Amendment. This document is intended to explain how the metrics and remedies set forth in Annex 3 will be applied by the parties.

PROVISIONING CATEGORY NO. 1:    ON-NET WITH INTERCONNECT CAPACITY AVAILABLE ON
                                BOTH ENDS

This category of provisioning metrics and remedies applies to new circuit orders from Intermedia in each calendar quarter, when the circuit should be On-net, and there is capacity available on an established interconnect between Williams and Intermedia POPs at both ends of the requested circuit.

The first metric is whether an individual circuit ordered by Intermedia is provisioned within **** days from Receipt and Acceptance of a valid order. For purposes of Annex 3, "provisioned" shall mean Intermedia has been notified by Williams that the circuit is ready to be tested. If Williams fails to provision a circuit within **** days of Receipt and Acceptance of a valid order, then Intermedia will receive a remedy in the form of a credit as follows: (i) If the circuit is provisioned within **** days after Receipt and Acceptance of a valid order, then the credit Intermedia will receive shall be ****. (ii) If the circuit is provisioned within **** days after Receipt and Acceptance, then Intermedia will receive a credit of ****. (iii) If the circuit is provisioned more than **** days after Receipt and Acceptance, then Intermedia will receive a credit of ****. These remedies are issued on a quarterly basis for individual circuits. The Remedy for each Circuit can not exceed a maximum cap of ****.

The second metric within this category is whether on a calendar quarter basis Williams has met the goal of provisioning the circuit within **** days of Receipt and Acceptance of valid order at least **** percent of the time. This standard is calculated using all orders provisioned within the given calendar quarter falling within this category, placed by Intermedia.

    Example: Assume Williams provisioned only **** percent of the circuits, within **** days of Receipt and Acceptance of a valid order from January 1 to March 31 of a given year, which Intermedia ordered. Intermedia would receive a credit in an amount equal to ****



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.


04/23/99                                                                  Page 1

   ****This credit amount cannot exceed the cap of ****.

If Williams misses the goal of **** percent of circuits provisioned within **** days of Receipt and Acceptance of a valid order for a second consecutive calendar quarter, then for all provisioned circuits ordered by Intermedia that fall within this category for that second quarter, Intermedia would receive a credit of ****.

     Example: Assume Williams provisioned only **** percent of the circuits, within **** days of Receipt and Acceptance of a valid order from January 1 to March 31 of a given year, which Intermedia ordered. Intermedia would receive a credit in an amount equal to ****. Additionally, assume Williams provisioned only **** percent of the circuits, within **** days of Receipt and Acceptance of a valid order from April 1 to June 30 of that same year, which Intermedia ordered. Intermedia would receive a credit in an amount equal to ****. This credit amount cannot exceed the cap of ****.

The third metric within this category is whether on a calendar quarter basis Williams has met the goal of issuing the FOC **** after Receipt and Acceptance of a valid order from Intermedia at least **** percent of the time. Again, this standard is calculated using all provisioned orders, placed by Intermedia falling within this category within the given calendar quarter.

     Example: Assume Williams met this goal on only **** percent of provisioned circuits from January 1 to March 31 of a given year ordered by Intermedia. Intermedia would receive a credit in an amount equal to ****. This amount cannot exceed the cap of ****.

The "second consecutive" and "third consecutive" quarters for this performance metric are handled as described above in the example for the second metric.

PROVISIONING CATEGORY NO. 2:       ON-NET WITH LEC PROVIDING INTERCONNECT

The provisioning metrics are stated differently for the second category of On-Net capacity, when one or both ends of the circuit rely on a Local Exchange Carrier (LEC) or other third party for interconnection or local access. In this circumstance, Williams' provisioning is dependent upon the actions of the LEC, and the metrics and remedies reflect that.

The first metric is whether an individual circuit ordered by Intermedia is provisioned within **** days from the FOC due date issued by the LEC. If Williams fails to provision a circuit falling within this category within **** days of the LEC's FOC due date, then


------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

Intermedia will receive a credit in the amount of ****. If the circuit is provisioned within **** after the LEC's FOC due date, then Intermedia will receive a credit of ****. If the circuit is provisioned more than **** days after the LEC's FOC due date, then Intermedia will receive a credit of ****. These remedies are issued on a quarterly basis for individual circuits. The Remedy for each circuit cannot exceed a maximum cap of ****.

The second metric within this category is whether on a calendar quarter basis Williams has met the goal of provisioning the circuit within **** days of the LEC's FOC due date at least **** percent of the time. Again, this standard is calculated using all provisioned orders falling within this category within the given calendar quarter placed by Intermedia.


     Example: Assume Williams provisioned only **** percent of the circuits falling within this category from January 1 to March 31 of a given year, within **** days of the LEC's FOC due date, which Intermedia ordered. Intermedia would receive a credit in an amount equal to ****. This amount cannot exceed the cap of ****.

If Williams misses the goal of **** percent of circuits provisioned within **** days of the LEC's FOC due date for a second consecutive calendar quarter, for all provisioned circuits that fall within this category for that second quarter, then, Intermedia would receive a credit of ****.

     Example: Assume Williams provisioned only **** percent of the circuits falling within this category from January 1 to March 31 of a given year within **** days of the LEC's FOC due date that Intermedia ordered. Intermedia would receive a credit in an amount equal to ****. Additionally, assume Williams provisioned only **** percent of the circuits falling within this category within **** days of the LEC's FOC due date from April 1 to June 30 of that same year which Intermedia ordered. Intermedia would receive a credit ****. This amount cannot exceed the cap of ****.

The third metric within this category is whether on a calendar quarter basis Williams has met the goal of issuing the FOC within **** days after Williams has received the LEC's FOC at least **** percent of the time. Again, this standard is calculated using all orders falling within this category within the given calendar quarter, placed by Intermedia.

     Example: Assume Williams met this goal on only **** percent of circuits falling within this category from January 1 to March 31 of a given year ordered by

------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.



4/23/99                                                                   Page 3

     Intermedia. Intermedia would receive a credit in an amount equal to ****. This amount cannot exceed the cap of ****.

The "second consecutive" and "third consecutive" quarters for this performance metric are handled as described above in the example for the second metric.

PROVISIONING CATEGORY NO. 3:  OFF-NET SERVICES

This category of provisioning metrics and remedies applies to new circuits provisioned in each calendar quarter, when the circuit is Off-Net. The metrics and remedies are applied in the same way as for Category No. 1 and No. 2.

GENERAL NOTES FOR ALL PROVISIONING METRICS AND REMEDIES

All metrics and remedies will be calculated using the calendar quarter in which Williams provisions the circuits. A valid circuit order must contain all necessary information for Williams to provision the requested circuit. Williams may not accept the order and will notify Intermedia via email, or similar communication within a timely manner which shall not exceed such order confirmation interval listed within the Operation Guideline Manual. In that event, the performance metrics and remedies shall not apply. Remedies do not apply in the event that Williams' non-compliance with the metrics is caused by a force majeure event, regulatory event, acts or failure to act by Intermedia, or by Intermedia's equipment or facilities. Remedies do not apply in cases where Intermedia makes any material change to a circuit order.

OUTAGE CREDITS FOR ON-NET SERVICES

Outage Credits for On-Net Services are calculated based on the **** chart in Annex 3. ****.

     Example: Assume a circuit is out of service a total of **** hours. Credits would accumulate as follows:

          ****
          ****
          ****
          ****

     The total credits for a circuit out of service for **** hours would be
     ****.

Outage credits do not apply in the event that the outage is directly or indirectly caused by a force majeure event, regulatory event, acts or failure to act by Intermedia, or by Intermedia's equipment or facilities.

------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.




4/23/99                                                                   Page 4

SERVICE ORDERING AND PROVISIONING METRICS AND REMEDIES
                                    ANNEX 3


ON-NET WITH INTERCONNECT CAPACITY AVAILABLE ON BOTH ENDS                                                      REMEDY
--------------------------------------------------------                                                      ------
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****
****% measured on Quarterly Basis(1)
Less than ****% First Quarter                                                                                  ****
Less than ****% Second Consecutive Quarter                                                                     ****
Less than ****% Third Consecutive Quarter                                                                      ****
Firm Order Commitment issued within **** after confirmed order receipt(3)
Compliance of ****% Measured on Quarterly Basis(1)
Less than ****% First Quarter                                                                                  ****
Less than ****% Second Consecutive Quarter                                                                     ****
Less than ****% Third Consecutive Quarter                                                                      ****

ON-NET SERVICES WITH LEC PROVIDING INTERCONNECT(2)
--------------------------------------------------
Provisioned Greater than **** Calendar Days from LEC FOC Due Date after Receipt & Acceptance of Valid Order    ****
Provisioned Greater than **** Calendar Days from LEC FOC Due Date after Receipt & Acceptance of Valid Order    ****
Provisioned Greater than **** Calendar Days from LEC FOC Due Date after Receipt & Acceptance of Valid Order    ****
Compliance of ****% Measured on Quarterly Basis(1)
Less than ****% First Quarter                                                                                  ****
Less than ****% Second Consecutive Quarter                                                                     ****
Less than ****% Third Consecutive Quarter                                                                      ****
Firm Order Commitment issued within **** days after FOC is received from LEC
Compliance of ****% Measured on Quarterly Basis(1)
Less than ****% First Quarter                                                                                  ****
Less than ****% Second Consecutive Quarter                                                                     ****
Less than ****% Third Consecutive Quarter                                                                      ****

OFF-NET SERVICES(2)
-------------------
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****
Provisioned Greater than **** Calendar Days from Receipt & Acceptance of Valid Order                           ****



------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

4/23/99                                                                 Page 5

Compliance Of ****% Measured On Quarterly Basis (1)
Less than ****% First Quarter                                                                    ****
Less than ****% Second Consecutive Quarter                                                       ****
Less than ****% Third Consecutive Quarter                                                        ****
Firm Order Commitment issued within **** days after FOC is received from Off-net Provider
Compliance of ****% Measured on Quarterly Basis (1)
Less than ****% First Quarter                                                                    ****
Less than ****% Second Consecutive Quarter                                                       ****
Less than ****% Third Consecutive Quarter                                                        ****



Notes:

(1) Percentage of Circuits Provisioned in the Time Period Specified within the Calendar Quarter

(2) DS-n Service Only, Oc-n Service is Individual Case Basis. As the industry establishes standard intervals for Ocn services, Williams and Intermedia will review the applicable service interval.

(3) Firm Order Commitment issued **** after confirmed order receipt.

All Remedies Apply to orders placed within the applicable quarter

    Exclusions are:

Occurrence of Force Majeure Event or Regulatory Event

Orders Incomplete

ICIX Requests Changes in Order

Delays due to Intermedia personnel, equipment or facilities



CIRCUIT PERFORMANCE OUTAGE CREDITS FOR ON-NET SERVICE                 CREDITS ALLOWED EACH HOUR

****                                                                                            ****
****                                                                                            ****
****                                                                                            ****
****                                                                                            ****



Credit = 1/720 of the monthly recurring IXC charge

Credits are Cumulative

****

After an outage exceeding 24 continuous hours, Circuit may be cancelled without penalty

    Exclusions are:

Occurrence of Force Majeure Event or Regulatory Event

Delays due to Intermedia personnel, equipment, or facilities




------
**** Confidential material has been omitted and filed separately with the Securities and Exchange Commission.

                                                                         ANNEX 4

INTERCONNECT CITIES PROGRAMMED FOR 1999

CITY                STATE               TARGET DATE    Note
Albany              New York            TBD            *
Atlanta             Georgia                       Jun-99
Boston              Massachusetts       TBD            *
Chicago             Illinois                      Mar-99
Cincinatti          Ohio                TBD            *
Cleveland           Ohio                TBD            *
Dallas/Fort Worth   Texas                         Apr-99
Denver              Colorado            TBD            *
Houston             Texas               TBD            *
Jacksonville        Florida                       Apr-99
Kansas City         Missouri                      Jul-99
Los Angeles         California                    Apr-99
Miami               Florida                       Sep-99
Minneapolis         Minnesota           TBD            *
Nashville           Tennessee           TBD            *
New York            New York                      May-99
Orlando             Florida                       Aug-99
Philadelphia        Pennsylvania        TBD            *
Phoenix             Arizona             TBD            *
Pittsburgh          Pennsylvania        TBD            *
Raleigh             North Carolina                Apr-99
Richmond            Virginia            TBD            *
Salt Lake City      Utah                TBD            *
San Francisco       California                    Aug-99
St. Louis           Missouri                      Jun-99
Tallahassee         Florida             TBD            *
Tampa               Florida                       Aug-99
Washington          DC                            Apr-99

Note: * These interconnects and dates are under review

Based on our discussions the following cities have been removed from the interconnect list

Birmingham          Alabama
Indianapolis        Indiana
Memphis             Tennessee
New Orleans         Louisiana

DS-3 RECURRING/NON-RECURRING/ANCILLARY CHARGES SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                         LONG HAUL (IXC)   CROSS CONNECTS   L/L ADMIN (PER LOOP)   ENTRANCE FACILITY CHARGES*1
                                         ---------------   --------------   --------------------   -----------------------------
                                         RECURRING  NRC    RECURRING  NRC      RECURRING  NRC           RECURRING    NRC
                                         ---------------   --------------   --------------------   -----------------------------
Installation                             $    0   $2,000   $    0  $  750     $    0     $  100          $   0           *1
Chng of Req. Svc Date--Initial           $    0   $    0   $    0  $    0     $    0     $  100          $   0           *1
Chng of Req. Svc Date--Subsequent        $    0   $  500   $    0  $  250     $    0     $  100          $   0           *1
Chng of Order--Administration            $    0   $    0   $    0  $    0     $    0     $  100          $   0           *1
Chng of Order--Pre-Engineering           $    0   $  500   $    0  $  250     $    0     $  100          $   0           *1
Chng of Order--Post-Engineering          $    0   $2,000   $    0  $  250     $    0     $  100          $   0           *1
Order Cancellation--Pre-Engineering      $    0   $  500   $    0  $  250     $    0     $  100          $   0           *1
Order Cancellation--Post-Engineering     $    0   $2,000   $    0  $  250     $    0     $  100          $   0           *1
Billing Administration                   $    0   $    0   $    0  $    0     $  100     $  150             *1           *1
Minimum Recurring Charge                 $2,000   $    0   $  250  $    0    Pass-thru  Pass-thru           *1         $  0
Expedite Charges                         $    0   $  300   $    0  $  250    Pass-thru  Pass-thru        $   0           *1
Off-Net Ancillary                          Pass-Through     Pass-Through         Pass-Through                Pass-Through
Contract Termination                                            100% of Remaining Contract Life
Additional Install/Maint/Eng/Tech Chgs                        $100/Hour, $125/Hour After Hours



*1 -- Entrance Facility Charges are based on pass-through DS-3 applicable Tariff Rates
Note:  All third party charges are passed on to the customer.



04/23/99                                                                  Page 1

OC-48 RECURRING/NON-RECURRING/ANCILLARY CHARGES SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                         LONG HAUL (IXC)   CROSS CONNECTS   L/L ADMIN (PER LOOP)   ENTRANCE FACILITY CHARGES *1
                                         ---------------   --------------   --------------------   -----------------------------
                                         RECURRING  NRC    RECURRING  NRC      RECURRING  NRC           RECURRING    NRC
                                         ---------------   --------------   --------------------   -----------------------------
Installation                             $    0   $5,000   $   0   $1,000     $   0      $ 300           $   0        *1
Chng of Req. Svc Date--Initial           $    0   $    0   $   0   $    0     $   0      $ 300           $   0        *1
Chng of Req. Svc Date--Subsequent        $    0   $1,250   $   0   $  600     $   0      $ 300           $   0        *1
Chng of Order--Administration            $    0   $    0   $   0   $    0     $   0      $ 300           $   0        *1
Chng of Order--Pre-Engineering           $    0   $1,250   $   0   $  600     $   0      $ 300           $   0        *1
Chng of Order--Post-Engineering          $    0   $5,000   $   0   $1,000     $   0      $ 300           $   0        *1
Order Cancellation--Pre-Engineering      $    0   $1,250   $   0   $  600     $   0      $ 300           $   0        *1
Order Cancellation--Post-Engineering     $    0   $5,000   $   0   $1,000     $   0      $ 300           $   0        *1
Billing Administration                   $    0   $    0   $   0   $    0     $ 100      $ 150             *1         *1
Minimum Recurring Charge                 $3,830   $    0   $ 600   $    0     Pass-thru  Pass-thru         *1      $   0
Expedite Charges                         $    0   $  900   $   0   $  600     Pass-thru  Pass-thru       $   0        *1
Off-Net Ancillary                          Pass-Through     Pass-Through         Pass-Through              Pass-Through
Contract Termination                                           100% of Remaining Contract Life
Additional Install/Maint/Eng/Tech Chgs                        $100/Hour, $125/Hour After Hours



*1 -- Entrance Facility Charges are based on pass-through OC-48 applicable Tariff Rates
Note:  All third party charges are passed on to the customer.

Services not described above will be considered exceptions and handled on an individual case basis.


OC-12 RECURRING/NON-RECURRING/ANCILLARY CHARGES SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                         LONG HAUL (IXC)   CROSS CONNECTS   L/L ADMIN (PER LOOP)   ENTRANCE FACILITY CHARGES *1
                                        ----------------   --------------   --------------------   -----------------------------
                                         RECURRING  NRC    RECURRING  NRC      RECURRING  NRC           RECURRING    NRC
                                        ----------------   --------------   --------------------   -----------------------------
Installation                            $   0     $18,000   $   0   $1,500     $   0      $1,000          $   0        *1
Chng of Req. Svc Date--Initial          $   0     $   0     $   0   $   0      $   0      $1,000          $   0        *1
Chng of Req. Svc Date--Subsequent       $   0     $ 3,500   $   0   $1,200     $   0      $1,000          $   0        *1
Chng of Order--Administration           $   0     $   0     $   0   $   0      $   0      $1,000          $   0        *1
Chng of Order--Pre-Engineering          $   0     $ 3,500   $   0   $1,200     $   0      $1,000          $   0        *1
Chng of Order--Post-Engineering         $   0     $18,000   $   0   $1,500     $   0      $1,000          $   0        *1
Order Cancellation--Pre-Engineering     $   0     $ 3,500   $   0   $1,200     $   0      $1,000          $   0        *1
Order Cancellation--Post-Engineering    $   0     $18,000   $   0   $1,500     $   0      $1,000          $   0        *1
Billing Administration                  $   0     $   0     $   0   $   0      $  100     $  150            *1         *1
Minimum Recurring Charge                $13,790   $   0     $1,200  $   0      Pass-thru  Pass-thru         *1      $   0
Expedite Charges                        $   0     $ 1,200   $   0   $1,200     Pass-thru  Pass-thru       $   0        *1
Off-Net Ancillary                          Pass-Through     Pass-Through         Pass-Through              Pass-Through
Contract Termination                                           100% of Remaining Contract Life
Additional Install/Maint/Eng/Tech Chgs                        $100/Hour, $125/Hour After Hours



*1 -- Entrance Facility Charges are based on pass-through OC-12 applicable Tariff Rates
Note:  All third party charges are passed on to the customer.

OC-48 RECURRING/NON-RECURRING/ANCILLARY CHARGES SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                         LONG HAUL (IXC)   CROSS CONNECTS   L/L ADMIN (PER LOOP)   ENTRANCE FACILITY CHARGES *1
                                         ----------------  --------------   --------------------   -----------------------------
                                         RECURRING  NRC    RECURRING  NRC      RECURRING  NRC           RECURRING    NRC
                                         ----------------  --------------   --------------------   -----------------------------
Installation                             $    0   $48,000  $    0  $3,000     $    0   $3,500            $    0       *1
Chng of Req. Svc Date--Initial           $    0   $     0  $    0  $    0     $    0   $3,500            $    0       *1
Chng of Req. Svc Date--Subsequent        $    0   $12,000  $    0  $3,500     $    0   $3,500            $    0       *1
Chng of Order--Administration            $    0   $     0  $    0  $    0     $    0   $3,500            $    0       *1
Chng of Order--Pre-Engineering           $    0   $12,000  $    0  $3,000     $    0   $3,500            $    0       *1
Chng of Order--Post-Engineering          $    0   $48,000  $    0  $3,500     $    0   $3,500            $    0       *1
Order Cancellation--Pre-Engineering      $    0   $12,000  $    0  $3,000     $    0   $3,500            $    0       *1
Order Cancellation--Post-Engineering     $    0   $48,000  $    0  $3,500     $    0   $3,500            $    0       *1
Billing Administration                   $    0   $     0  $    0  $    0     $  100   $  150                *1       *1
Minimum Recurring Charge                    ICB   $     0  $3,500  $    0   Pass-thru Pass-thru              *1     $  0
Expedite Charges                         $    0   $ 4,800  $    0  $3,000   Pass-thru Pass-thru          $    0       *1
Off-Net Ancillary                          Pass-Through     Pass-Through         Pass-Through              Pass-Through
Contract Termination                                            100% of Remaining Contract Life
Additional Install/Maint/Eng/Tech Chgs                         $100/Hour, $125/Hour After Hours


 *1 -- Entrance Facility Charges are based on pass-through OC-3 applicable
       Tariff Rates
Note:  All third party charges are passed on to the customer.

Services not described above will be considered exceptions and handled on an individual basis.

04/23/99                                                                  Page 3

ANNEX 6


                                  PORTABILITY


                          [To be provided by Williams]

                                 AMENDMENT NO. 1

THIS AMENDMENT ("Amendment") is made and entered into effective this 1st day of August, 1998, by and between WILLIAMS COMMUNICATIONS, INC. ("Grantor") and INTERMEDIA COMMUNICATIONS INC. ("Purchaser").

WHEREAS, Grantor and Purchaser are parties to that certain Capacity Purchase Agreement entered into as of January 5, 1998, (the "Agreement"); and

WHEREAS, Grantor and Purchaser desire to amend the Agreement; and

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Grantor and Purchaser agree to amend the Agreement as follows:

1. The definition of "Due Date" in Section 1.2, "Defined Terms" shall be amended to read as follows:

     "Due Date": the twenty-third (23rd) of the month following the month in which an invoice is issued for Circuits under the Backbone Agreements, or the last day of the month following the month in which an invoice is issued for On-Net Circuits; provided that the Purchaser's payments of the Non-Recurring and Monthly Recurring Charges shall be received by the Grantor in immediately available funds.

2. Except as specifically amended herein, all terms and conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above set forth.

WILLIAMS COMMUNICATIONS, INC.                INTERMEDIA COMMUNICATIONS INC.

/s/ David K. Parrack                         /s/ Richard Marchant
-----------------------------------          -----------------------------------
           (SIGNATURE)                                  (SIGNATURE)

David K. Parrack                             Richard Marchant
-----------------------------------          -----------------------------------
             (PRINT)                                      (PRINT)

Director, Accounting Services                Vice President, Engineering
-----------------------------------          -----------------------------------
             (TITLE)                                      (TITLE)